PROSPECTUS
March 1, 1997

                         INVESCO STRATEGIC PORTFOLIOS

      Energy
      Environmental Services
      Financial Services
      Gold
      Health Sciences
      Leisure
      Technology
      Utilities


      The eight INVESCO Strategic Portfolios (the "Portfolios") described in this prospectus are actively managed to seek capital appreciation and, with respect to the Utilities Portfolio, income. Each Portfolio, which is a separate series of INVESCO Strategic Portfolios, Inc., normally invests 80% or more of its total assets in companies principally engaged in a specific business sector. Most of their holdings are in common stocks, but the Portfolios have the flexibility to invest in other types of securities.


      This Prospectus provides you with the basic information you should know before investing in any of the Portfolios. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Portfolios, dated March 1, 1997, has been filed with the Securities and Exchange Commission, and is incorporated by reference into this prospectus. To obtain a free copy, write to INVESCO Funds Group, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; call 1-800- 525-8085; or on the World Wide
Web: http://www.invesco.com.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

CONTENTS


      ESSENTIAL INFORMATION................................................  2

      ANNUAL FUND EXPENSES.................................................  3

      FINANCIAL HIGHLIGHTS.................................................  5

      INVESTMENT OBJECTIVE AND STRATEGY.................................... 13

      INVESTMENT POLICIES AND RISKS........................................ 13

      THE FUND AND ITS MANAGEMENT.......................................... 17

      FUND PRICE AND PERFORMANCE........................................... 20

      HOW TO BUY SHARES.................................................... 20

      FUND SERVICES........................................................ 22

      HOW TO SELL SHARES................................................... 22

      TAXES, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS...................... 24

      ADDITIONAL INFORMATION............................................... 25

ESSENTIAL INFORMATION

     Investment Goal And Strategy. INVESCO Strategic Portfolios, Inc. (the "Fund") is a mutual fund made up of a series of individually managed Portfolios. Each Portfolio described in this prospectus is actively managed to seek capital appreciation and, with respect to the Utilities Portfolio, income. Employing an aggressive investment philosophy, the Portfolios normally invest at least 80% of their total assets in equity securities of companies principally engaged in a specific business sector. There is no guarantee that the Portfolios will meet their investment objective. See "Investment Objective And Strategy" and "Investment Policies And Risks."

      Designed For: Investors seeking capital appreciation. While not a complete investment program, one or more of these Portfolios may be a valuable element of your investment portfolio. You also may wish to consider one or more of the Portfolios as part of a Uniform Gift/Trust To Minors Account or systematic investing strategy. The Portfolios may be a suitable investment for many types of retirement programs, including the IRA, SEP-IRA, SARSEP, 401(k), Profit Sharing, Money Purchase Pension, and 403(b) plans.

     Time Horizon. Stock prices fluctuate on a daily basis, and each Portfolio's price per share therefore varies daily. Potential shareholders should consider this a medium- to long-term investment.


      Risks. The Portfolios generally use an aggressive investment strategy and may experience relatively rapid portfolio turnover. Because the Portfolios focus on narrow business segments, they may experience greater short-term volatility than more diversified funds. Rapid portfolio turnover may result in higher brokerage commissions and the acceleration of taxable capital gains. The returns on foreign investments may be influenced by currency fluctuations and other risks of investing overseas. These policies make the Fund unsuitable for that portion of your savings dedicated to current income or to preservation of capital over the short-term. See "Investment Objective ^ And Strategy" and "Investment Policies ^ And Risks."


      Organization and Management. The Portfolios are series of the Fund, a diversified, managed, no-load mutual fund. Each Portfolio is owned by its shareholders. The Fund employs INVESCO Funds Group, Inc. ("IFG") (founded in
1932) to serve as investment adviser, administrator, distributor, and transfer agent; and INVESCO Trust Company ("INVESCO Trust") (founded in 1969) as investment sub-adviser.

     Each Portfolio's investments are selected by its portfolio manager or managers. See "The Fund And Its Management."


      IFG and INVESCO Trust (collectively, "Fund Management") are part of a global firm that presently manages approximately ^ $150 ^ billion. The parent company, ^ AMVESCO ^ PLC, is based in London, with money managers located in Europe, North America, and the Far East. ^ INVESCO PLC changed its name to AMVESCO PLC on ^ February 28, 1997 as part of a merger between INVESCO PLC and ^ A I M Management Group, Inc. thus creating one of the largest independent investment management businesses in the world. IFG and INVESCO Trust will continue to operate under their existing names.^


      The Fund offers all of the following services at no charge:
      Telephone purchases                      Regular investment plans, such as
      Telephone exchanges                      EasiVest (the Fund's automatic
      Telephone redemptions                    monthly investment program),
      Automatic reinvestment of distributions  Director Payroll Purchase, and
      Periodic withdrawal plans                Automatic Monthly Exchange

See "How To Buy Shares" and "How To Sell Shares."

     Minimum Initial Investment: $1,000 per Portfolio, which is waived for regular investment plans, including EasiVest and Direct Payroll Purchase, and certain retirement plans.

     Minimum Subsequent Investment: $50 per Portfolio (Minimums are lower for certain retirement plans.)

ANNUAL FUND EXPENSES


      The Portfolios whose shares are offered through this ^ prospectus are the Energy, Environmental Services, Financial Services, Gold, Health Sciences, Leisure, Technology and Utilities Portfolios. These Portfolios are 100% no-load; there are no fees to purchase, exchange or redeem shares, nor any ongoing marketing ("12b-1") expenses. Lower expenses benefit Fund shareholders by increasing the Fund's total return.


      Like any company, each Portfolio has operating expenses such as portfolio management, accounting, shareholder servicing, maintenance of shareholder accounts and other expenses. These expenses are paid from each Portfolio's assets. Lower expenses therefore benefit investors by increasing a Portfolio's total return. We calculate annual operating expenses as a percentage of each Portfolio's average annual net assets.

Annual Portfolio Operating Expenses
(as a percentage of average net assets)

      Energy Portfolio
Management Fee                                                          0.75%
12b-1 Fees                                                               None
Other Expenses(1)                                                       0.55%
Total Portfolio Operating
  Expenses(1)                                                           1.30%

      Environmental Services Portfolio
Management Fee                                                          0.75%
12b-1 Fees                                                               None
Other Expenses (after absorbed expenses)(1)(2)                          0.86%
Total Portfolio Operating
  Expenses (after absorbed expenses)(1)(2)                              1.61%

      Financial Services Portfolio
Management Fee                                                          0.73%
12b-1 Fees                                                               None
Other Expenses(1)                                                       0.38%
Total Portfolio Operating
  Expenses(1)                                                           1.11%

      Gold Portfolio
Management Fee                                                          0.75%
12b-1 Fees                                                               None
Other Expenses(1)                                                       0.47%
Total Portfolio Operating
  Expenses(1)                                                           1.22%

      Health Sciences Portfolio
Management Fee                                                          0.65%
12b-1 Fees                                                               None
Other Expenses(1)                                                       0.33%
Total Portfolio Operating
  Expenses(1)                                                           0.98%

      Leisure Portfolio
Management Fee                                                          0.75%
12b-1 Fees                                                               None
Other Expenses(1)                                                       0.55%
Total Portfolio Operating
  Expenses(1)                                                           1.30%

      Technology Portfolio
Management Fee                                                          0.70%
12b-1 Fees                                                               None
Other Expenses(1)                                                       0.38%
Total Portfolio Operating
  Expenses(1)                                                           1.08%

      Utilities Portfolio
Management Fee                                                          0.75%
12b-1 Fees                                                               None
Other Expenses (after absorbed expenses)(1)(2)                          0.42%
Total Portfolio Operating
  Expenses (after absorbed expenses)(1)(2)                              1.17%


(1) It should be noted that the Portfolio's actual total operating expenses were lower than the figures shown because the Portfolio's custodian fees were reduced under an expense offset arrangement. However, as a result of an SEC requirement for mutual funds to state their total operating expenses without crediting any such expense offset arrangement, the figures shown above do not reflect these reductions. In comparing expenses for different years, please note that the Ratios of Expenses to Average Net Assets shown under "Financial Highlights" do reflect any reductions for periods prior to the fiscal year ended October 31, 1996. See "The Fund ^ And Its Management^" and "How to Buy Shares -- Distribution Expenses."


(2) Certain expenses of the Environmental Services and Utilities Portfolios are being absorbed voluntarily by IFG. In the absence of such absorbed expenses, the Environmental Services Portfolio's "Other Expenses" and "Total Portfolio Operating Expenses" would have been 1.10% and 1.85%, respectively; and the Utilities Portfolio's "Other Expenses" and "Total Portfolio Operating Expenses" would have been 0.50% and 1.25%, respectively, based on each Portfolio's actual expenses for the fiscal year ended October 31, 1996.

Example

      A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming a hypothetical 5% annual return and redemption at the end of each time period. (Of course, actual operating expenses are paid from each Portfolio's assets and are deducted from the amount of income available for distribution to shareholders; they are not charged directly to shareholder accounts.)

                                 1 Year     3 Years     5 Years    10 Years
                                 ------     -------     -------    --------

Energy Portfolio                    $13         $41         $72        $158
Environmental Services               16          51          88         191
  Portfolio
Financial Services                   11          35          61         136
  Portfolio
Gold Portfolio                       13          39          67         148
Health Sciences                      10          31          54         121
  Portfolio
Leisure Portfolio                    13          41          72         158
Technology Portfolio                 11          35          60         132
Utilities Portfolio                  12          37          64         142

      The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE OR EXPENSES, AND ACTUAL ANNUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For more information on each Portfolio's expenses, see "The Fund And Its Management" and "How To Buy Shares -- Distribution Expenses."

INVESCO Strategic Portfolios, Inc.
FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding Throughout Each Period)
Year Ended October 31, 1996

      The following information has been audited by Price Waterhouse LLP, independent accountants. This information should be read in conjunction with the audited financial statements and the independent accountant's report thereon appearing in the Fund's 1996 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting IFG at the address or telephone number on the cover of this prospectus.


                                                             Year Ended October 31
                            ------------------------------------------------------------------------------------------

                                1996     1995     1994     1993     1992     1991     1990     1989     1988     1987

                             Energy Portfolio

PER SHARE DATA
Net Asset Value -
   Beginning of Period        $10.09   $10.77   $11.53    $9.14   $11.28   $12.06   $11.68    $9.29    $8.22    $8.33
                            ------------------------------------------------------------------------------------------
INCOME FROM
   INVESTMENT OPERATIONS
Net Investment Income           0.04     0.09     0.06     0.13     0.05     0.09     0.16     0.20     0.11     0.11
Net Gains or (Losses)
   on Securities (Both
   Realized and Unrealized)     4.94   (0.68)   (0.76)     2.36   (2.17)   (0.76)     0.33     2.43     1.24     0.42
                            ------------------------------------------------------------------------------------------
Total from Investment
   Operations                   4.98   (0.59)   (0.70)     2.49   (2.12)   (0.67)     0.49     2.63     1.35     0.53
                            ------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income+           0.04     0.09     0.06     0.10     0.02     0.11     0.11     0.24     0.17     0.11
Distributions from
   Capital Gains                0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.11     0.53
                            ------------------------------------------------------------------------------------------
Total Distributions             0.04     0.09     0.06     0.10     0.02     0.11     0.11     0.24     0.28     0.64
                            ------------------------------------------------------------------------------------------
Net Asset Value -
   End of Period              $15.03   $10.09   $10.77   $11.53    $9.14   $11.28   $12.06   $11.68    $9.29    $8.22
                            ==========================================================================================

TOTAL RETURN                  49.33%  (5.45%)  (6.04%)   27.18% (18.74%)  (5.55%)    4.18%   28.32%   16.77%    6.31%







RATIOS
Net Assets - End of Period
   ($000 Omitted)           $236,169  $48,284  $73,767  $50,272  $17,048  $12,130  $19,476   $8,617   $5,831  $12,023
Ratio of Expenses to
   Average Net Assets         1.30%@   1.53%@    1.35%    1.18%    1.73%    1.69%    1.42%    1.75%    1.90%    1.30%
Ratio of Net Investment
   Income to Average
   Net Assets                  0.54%    0.72%    0.65%    0.86%    0.32%    0.83%    1.04%    1.73%    0.99%    1.32%
Portfolio Turnover Rate         392%     300%     123%     190%     370%     337%     321%     109%     177%     452%
Average Commission Rate
   Paid^^                    $0.0794        -        -        -        -        -        -        -        -        -

+ Distributions in excess of net investment income for the year ended October 31, 1996, aggregated less than $0.01 on a per share basis.

@ Ratio is based on Total Expenses of the Portfolio, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

Financial Highlights (Continued)
 (For a Fund Share Outstanding Throughout Each Period)

                                                                                             Period
                                                                                              Ended
                                                          Year Ended October 31          October 31
                                               ----------------------------------------------------
                                                  1996     1995    1994<    1993<     1992     1991

                                               Environmental Services Portfolio

PER SHARE DATA
Net Asset Value - Beginning of Period            $8.12    $6.50    $6.80    $7.54    $8.97    $8.00
                                               ----------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                      0.06     0.08     0.06   (0.02)   (0.04)   (0.07)
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                 2.02     1.62   (0.30)   (0.72)   (1.39)     1.04
                                               ----------------------------------------------------
Total from Investment Operations                  2.08     1.70   (0.24)   (0.74)   (1.43)     0.97
                                               ----------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income              0.06     0.08     0.06     0.00     0.00     0.00
                                               ----------------------------------------------------
Net Asset Value - End of Period                 $10.14    $8.12    $6.50    $6.80    $7.54    $8.97
                                               ====================================================
TOTAL RETURN                                    25.58%   26.09%  (3.51%)  (9.85%) (15.90%)  12.11%*

RATIOS
Net Assets - End of Period ($000 Omitted)      $26,794  $22,756  $29,276  $40,589  $17,685   $8,001
Ratio of Expenses to Average Net Assets#        1.61%@   1.57%@    1.29%    1.62%    1.85%   2.50%~
Ratio of Net Investment Income (Loss) to
   Average Net Assets#                           0.47%    0.65%    0.61%  (0.40%)  (1.23%) (1.81%)~
Portfolio Turnover Rate                           142%     195%     211%     155%     113%     69%*
Average Commission Rate Paid^^                 $0.1639        -        -        -        -        -


^ From January 2, 1991, commencement of operations, to October 31, 1991.

< The per share information was computed based on weighted average shares.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.

# Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended October 31, 1996, 1995 and 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.85%, 1.93% and 1.43%, respectively, and ratio of net investment income to average net assets would have been 0.23%, 0.29% and 0.47%, respectively.

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized


^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.


Financial Highlights (Continued)
 (For a Fund Share Outstanding Throughout Each Period)

                                                         Year Ended October 31
                             -----------------------------------------------------------------------------------------

                                1996     1995     1994     1993     1992     1991     1990     1989     1988     1987

                             Financial Services Portfolio

PER SHARE DATA
Net Asset Value -
   Beginning of Period        $18.95   $15.31   $20.28   $15.28   $14.67    $7.19    $9.05    $7.55    $6.37    $7.74
                             -----------------------------------------------------------------------------------------
INCOME FROM
   INVESTMENT OPERATIONS
Net Investment Income (Loss)    0.50     0.29     0.29     0.24     0.20     0.10   (0.01)     0.10     0.12     0.07
Net Gains or (Losses) on
   Securities (Both
   Realized and Unrealized)     5.18     3.64   (0.66)     5.00     1.52     7.56   (1.82)     2.30     1.19   (1.26)
                             -----------------------------------------------------------------------------------------
Total from Investment
   Operations                   5.68     3.93   (0.37)     5.24     1.72     7.66   (1.83)     2.40     1.31   (1.19)
                             -----------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
Dividends from Net
   Investment Income            0.50     0.29     0.29     0.24     0.20     0.08     0.01     0.09     0.13     0.06
In Excess of Net Investment
   Income                       0.05     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
Distributions from
   Capital Gains                1.14     0.00     4.31     0.00     0.91     0.10     0.02     0.81     0.00     0.12
                             -----------------------------------------------------------------------------------------
Total Distributions             1.69     0.29     4.60     0.24     1.11     0.18     0.03     0.90     0.13     0.18
                             -----------------------------------------------------------------------------------------
Net Asset Value -
   End of Period              $22.94   $18.95   $15.31   $20.28   $15.28   $14.67    $7.19    $9.05    $7.55    $6.37
                             =========================================================================================
TOTAL RETURN                  31.48%   25.80%  (2.24%)   34.33%   11.74%  106.63% (20.25%)   31.66%   20.69% (15.37%)







RATIOS
Net Assets - End of Period
   ($000 Omitted)           $542,688 $410,048 $266,170 $384,131 $189,708  $95,144   $1,315   $2,208   $2,322   $1,194
Ratio of Expenses to
   Average Net Assets         1.11%@   1.26%@    1.18%    1.03%    1.07%    1.13%    2.50%    2.50%    1.95%    1.50%
Ratio of Net Investment
   Income (Loss) to
   Average Net Assets          2.48%    2.10%    1.66%    1.16%    1.28%    1.76%  (0.16%)    1.05%    1.71%    1.18%
Portfolio Turnover Rate         141%     171%      88%     236%     208%     249%     528%     217%     175%     284%
Average Commission
   Rate Paid^^               $0.0835        -        -        -        -        -        -        -        -        -

@ Ratio is based on Total Expenses of the Portfolio, which is before any expense offset arrangements.


^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

Financial Highlights (Continued)
 (For a Fund Share Outstanding Throughout Each Period)


                                                                        Year Ended October 31
                             -----------------------------------------------------------------------------------------
                                1996     1995     1994    1993<     1992     1991     1990     1989     1988     1987

                             Gold Portfolio

PER SHARE DATA
Net Asset Value -
   Beginning of Period         $5.21    $5.68    $6.23    $3.99    $4.26    $4.29    $5.29    $5.03    $5.60    $5.08
                             -----------------------------------------------------------------------------------------
INCOME FROM
   INVESTMENT OPERATIONS
Net Investment Income (Loss)  (0.01)     0.01   (0.02)   (0.01)   (0.01)   (0.01)     0.01     0.03     0.03     0.06
Net Gains or (Losses)
   on Securities (Both
   Realized and Unrealized)     2.80   (0.47)   (0.53)     2.25   (0.26)   (0.02)   (1.00)     0.28   (0.58)     0.57
                             -----------------------------------------------------------------------------------------
Total from Investment
   Operations                   2.79   (0.46)   (0.55)     2.24   (0.27)   (0.03)   (0.99)     0.31   (0.55)     0.63
                             -----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income            0.00     0.01     0.00     0.00     0.00     0.00     0.01     0.05     0.02     0.06
Distributions from
   Capital Gains                0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.05
                             -----------------------------------------------------------------------------------------
otal Distributions              0.00     0.01     0.00     0.00     0.00     0.00     0.01     0.05     0.02     0.11
                             -----------------------------------------------------------------------------------------
Net Asset Value -
   End of Period               $8.00    $5.21    $5.68    $6.23    $3.99    $4.26    $4.29    $5.29    $5.03    $5.60
                             =========================================================================================

TOTAL RETURN                  53.55%  (8.12%)  (8.83%)   56.27%  (6.51%)  (0.51%) (18.70%)    6.13%  (9.84%)   12.43%







RATIOS
Net Assets - End of Period
   ($000 Omitted)           $277,892 $151,779 $271,163 $292,940  $46,212  $46,383  $35,757  $34,255  $32,481  $37,853
Ratio of Expenses to
   Average Net Assets         1.22%@   1.32%@    1.07%    1.03%    1.41%    1.47%    1.32%    1.63%    1.58%    1.15%
Ratio of Net Investment
   Income (Loss) to
   Average Net Assets        (0.08%)    0.13%  (0.32%)  (0.21%)  (0.23%)  (0.25%)    0.26%    0.69%    0.62%    0.98%
Portfolio Turnover Rate         155%      72%     97%      142%     101%      43%     107%      77%      47%     124%
Average Commission Rate
   Paid^^                    $0.0415        -        -        -        -        -        -        -        -        -

< The per share information was computed based on weighted average shares.

@ Ratio is based on Total Expenses of the Portfolio, which is before any expense offset arrangements.


^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

Financial Highlights (Continued)
 (For a Fund Share Outstanding Throughout Each Period)

                                                                        Year Ended October 31
                             -----------------------------------------------------------------------------------------
                                1996     1995     1994     1993     1992     1991     1990     1989     1988     1987

                             Health Sciences Portfolio

PER SHARE DATA
Net Asset Value -
   Beginning of Period        $50.47   $35.09   $33.49   $35.65   $40.60   $20.61   $19.49   $14.29   $11.69   $12.78
                             -----------------------------------------------------------------------------------------
INCOME FROM
   INVESTMENT OPERATIONS
Net Investment Income (Loss)    0.07   (0.03)   (0.24)   (0.13)     0.11     0.14     0.21     0.15   (0.09)   (0.01)
Net Gains or (Losses) on
   Securities (Both
   Realized and Unrealized)     8.78    15.41     1.84   (2.02)   (4.52)    23.45     1.32     7.06     2.72   (0.18)
                             -----------------------------------------------------------------------------------------
Total from Investment
   Operations                   8.85    15.38     1.60   (2.15)   (4.41)    23.59     1.53     7.21     2.63   (0.19)
                             -----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income            0.07     0.00     0.00     0.01     0.10     0.12     0.20     0.06     0.00     0.00
Distributions from
   Capital Gains+               4.01     0.00     0.00     0.00     0.44     3.48     0.21     1.95     0.03     0.90
                             -----------------------------------------------------------------------------------------
Total Distributions             4.08     0.00     0.00     0.01     0.54     3.60     0.41     2.01     0.03     0.90
                             -----------------------------------------------------------------------------------------
Net Asset Value -
   End of Period              $55.24   $50.47   $35.09   $33.49   $35.65   $40.60   $20.61   $19.49   $14.29   $11.69
                             =========================================================================================

TOTAL RETURN                  17.99%   43.83%    4.78%  (6.01%) (10.86%)  114.54%    7.85%   50.47%   22.56%  (1.50%)







RATIOS
Net Assets - End of Period
   ($000 Omitted)           $933,828 $860,926 $473,926 $560,294 $756,791 $744,927  $88,150  $26,765  $10,027  $10,405
Ratio of Expenses to
   Average Net Assets         0.98%@   1.15%@    1.19%    1.16%    1.00%    1.03%    1.12%    1.42%    1.65%    1.42%
Ratio of Net Investment
   Income (Loss) to
   Average Net Assets          0.11%  (0.08%)  (0.57%)  (0.34%)    0.26%    0.55%    1.18%    0.79%  (0.48%)  (0.17%)
Portfolio Turnover Rate          90%     107%      80%      87%      91%     100%     242%     272%     280%     364%
Average Commission Rate
   Paid^^                    $0.1204        -        -        -        -        -        -        -        -        -

+ For the year ended October 31, 1993, the Portfolio declared a Capital Gains distribution which aggregated less than $0.01 on a per share basis.

@ Ratio is based on Total Expenses of the Portfolio, which is before any expense offset arrangements.


^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

Financial Highlights (Continued)
 (For a Fund Share Outstanding Throughout Each Period)

                                                                        Year Ended October 31
                             -----------------------------------------------------------------------------------------
                                1996     1995     1994    1993<     1992     1991     1990     1989     1988     1987

                             Leisure Portfolio

PER SHARE DATA
Net Asset Value -
   Beginning of Period        $23.78   $22.63   $25.47   $16.29   $14.85   $10.14   $14.53   $11.99    $9.00   $11.38
                             -----------------------------------------------------------------------------------------
INCOME FROM
   INVESTMENT OPERATIONS
Net Investment Income (Loss)    0.04     0.08   (0.01)   (0.02)   (0.01)   (0.01)     0.01     0.22     0.04   (0.05)
Net Gains or (Losses) on
   Securities (Both
   Realized and Unrealized)     2.25     2.06   (0.94)     9.20     2.44     6.84   (3.69)     4.52     2.95   (0.90)
                             -----------------------------------------------------------------------------------------
Total from Investment
   Operations                   2.29     2.14   (0.95)     9.18     2.43     6.83   (3.68)     4.74     2.99   (0.95)
                             -----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income+           0.04     0.08     0.00     0.00     0.00     0.00     0.03     0.21     0.00     0.00
Distributions from
   Capital Gains                2.25     0.91     1.89     0.00     0.99     2.12     0.68     1.99     0.00     1.43
In Excess of Capital Gains      0.89     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
                             -----------------------------------------------------------------------------------------
Total Distributions             3.18     0.99     1.89     0.00     0.99     2.12     0.71     2.20     0.00     1.43
                             -----------------------------------------------------------------------------------------
Net Asset Value -
   End of Period              $22.89   $23.78   $22.63   $25.47   $16.29   $14.85   $10.14   $14.53   $11.99    $9.00
                             =========================================================================================

TOTAL RETURN                  10.66%    9.98%  (3.92%)   56.36%   16.34%   67.40% (25.33%)   39.58%   33.21%  (8.38%)







RATIOS
Net Assets - End of Period
   ($000 Omitted)           $252,297 $265,181 $282,649 $351,685  $40,140  $14,406   $5,064  $12,569   $5,624   $2,721
Ratio of Expenses to
   Average Net Assets         1.30%@   1.29%@    1.17%    1.14%    1.51%    1.86%    1.84%    1.38%    1.89%    1.50%
Ratio of Net Investment
   Income (Loss) to
   Average Net Assets          0.18%    0.31%    0.00%  (0.11%)  (0.33%)  (0.24%)    0.10%    1.44%    0.16%  (0.37%)
Portfolio Turnover Rate          56%     119%     116%     116%     148%     122%      89%     119%     136%     376%
Average Commission Rate
   Paid^^                    $0.1503        -        -        -        -        -        -        -        -        -

< The per share information was computed based on weighted average shares.

+ Distributions in excess of net investment income for the years ended October 31, 1996 and 1995, aggregated less than $0.01 on a per share basis.

@Ratio is based on Total Expenses of the Portfolio, which is before any expense offset arrangements.


^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

Financial Highlights (Continued)
 (For a Fund Share Outstanding Throughout Each Period)

                                                                        Year Ended October 31
                             -----------------------------------------------------------------------------------------
                                1996     1995     1994     1993    1992<    1991<    1990<     1989     1988     1987

                             Technology Portfolio

PER SHARE DATA
Net Asset Value -
   Beginning of Period        $34.33   $24.94   $26.99   $20.20   $18.10   $11.61   $12.66   $10.11    $8.49    $9.29
                             -----------------------------------------------------------------------------------------
INCOME FROM
   INVESTMENT OPERATIONS
Net Investment Income (Loss)    0.07   (0.02)   (0.02)   (0.15)   (0.09)   (0.09)   (0.01)   (0.29)   (0.29)   (0.11)
Net Gains or (Losses) on
   Securities (Both
   Realized and Unrealized)     5.76    10.20     1.19     6.94     2.19    10.97   (1.04)     2.84     1.91   (0.68)
                             -----------------------------------------------------------------------------------------
Total from Investment
   Operations                   5.83    10.18     1.17     6.79     2.10    10.88   (1.05)     2.55     1.62   (0.79)
                             -----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income+           0.07     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
Distributions from
   Capital Gains                5.86     0.79     3.22     0.00     0.00     4.39     0.00     0.00     0.00     0.01
                             -----------------------------------------------------------------------------------------
Total Distributions             5.93     0.79     3.22     0.00     0.00     4.39     0.00     0.00     0.00     0.01
                             -----------------------------------------------------------------------------------------
Net Asset Value -
   End of Period              $34.23   $34.33   $24.94   $26.99   $20.20   $18.10   $11.61   $12.66   $10.11    $8.49
                             =========================================================================================

TOTAL RETURN                  19.98%   42.19%    5.04%   33.63%   11.57%   93.73%  (8.28%)   25.24%   19.02%  (8.54%)







RATIOS
Net Assets - End of Period
   ($000 Omitted)           $789,611 $563,109 $327,260 $248,803 $165,083  $63,119  $20,190   $8,525   $9,652   $9,289
Ratio of Expenses to
   Average Net Assets         1.08%@   1.12%@    1.17%    1.13%    1.12%    1.19%    1.25%    1.59%    1.72%    1.47%
Ratio of Net Investment
   Income (Loss) to
   Average Net Assets          0.24%  (0.06%)  (0.55%)  (0.69%)  (0.45%)  (0.53%)  (0.06%)  (0.62%)  (0.90%)  (0.68%)
Portfolio Turnover Rate         168%     191%     145%     184%     169%     307%     345%     259%    356%#     556%
Average Commission Rate
   Paid^^                    $0.1557        -        -        -        -        -        -        -        -        -

< The per share information was computed based on weighted average shares.

+ Distributions in excess of net investment income for the year ended October 31, 1996, aggregated less than $0.01 on a per share basis.

@ Ratio is based on Total Expenses of the Portfolio, which is before any expense offset arrangements.

# For the year ended October 31, 1988, the value of securities acquired in connection with the acquisition of the net assets of World of Technology, Inc. was excluded when computing the Portfolio turnover rate.


^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

Financial Highlights
 (For a Fund Share Outstanding Throughout Each Period)

                                                                        Year Ended October 31
                             -----------------------------------------------------------------------------------------
                                1996     1995     1994    1993      1992     1991     1990     1989     1988     1987

                             Utilities Portfolio

PER SHARE DATA
Net Asset Value -
   Beginning of Period        $10.61    $9.76   $12.80   $10.10    $9.95    $8.35    $9.39    $8.59    $8.05    $8.74
                             -----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income           0.37     0.44     0.33     0.29     0.27     0.39     0.32     0.39     0.40     0.39
Net Gains or (Losses) on
   Securities (Both
   Realized and Unrealized)     1.43     0.84   (1.12)     2.71     0.92     1.58   (1.04)     1.51     0.54   (0.68)
                             -----------------------------------------------------------------------------------------
Total from Investment
   Operations                   1.80     1.28   (0.79)     3.00     1.19     1.97   (0.72)     1.90     0.94   (0.29)
                             -----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income+           0.37     0.43     0.25     0.30     0.26     0.37     0.32     0.38     0.40     0.39
Distributions from
   Capital Gains                0.00     0.00     2.00     0.00     0.78     0.00     0.00     0.72     0.00     0.01
                             -----------------------------------------------------------------------------------------
Total Distributions             0.37     0.43     2.25     0.30     1.04     0.37     0.32     1.10     0.40     0.40
                             -----------------------------------------------------------------------------------------
Net Asset Value -
   End of Period              $12.04   $10.61  $  9.76   $12.80   $10.10   $ 9.95   $ 8.35   $ 9.39   $ 8.59   $ 8.05
                             =========================================================================================

TOTAL RETURN                  17.18%   13.48%  (7.22%)   29.88%   12.04%   23.98%  (7.82%)   22.40%   12.16%  (3.41%)







RATIOS
Net Assets - End of Period
   ($000 Omitted)           $153,082 $134,468 $139,579 $181,738 $107,561  $69,267  $30,730  $23,955  $18,407  $16,111
Ratio of Expenses to
   Average Net Assets#        1.17%@   1.18%@    1.13%    1.06%    1.13%    1.21%    1.26%    1.35%    1.39%    1.39%
Ratio of Net Investment Income
   to Average Net Assets#      3.28%    4.47%    3.33%    2.66%    2.73%    4.19%    3.48%    4.07%    4.93%    5.07%
Portfolio Turnover Rate         141%     185%     180%     202%     226%     151%     264%     220%     164%      84%
Average Commission Rate
   Paid^^                    $0.0895        -        -        -        -        -        -        -        -        -

+ Distributions in excess of net investment income for the year ended October 31, 1996, aggregated less than $0.01 on a per share basis.

# Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended October 31, 1996, 1995 and 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.25%, 1.30% and 1.14%, respectively, and ratio of net investment income to average net assets would have been 3.20%, 4.34% and 3.32%, respectively.

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.


^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

INVESTMENT OBJECTIVE AND STRATEGY

      Each Portfolio, which is a separate series of the Fund, seeks capital appreciation and, with respect to the Utilities Portfolio, income. This investment objective is fundamental and cannot be changed without the approval of the Portfolio's shareholders. The investment strategy is aggressive; holdings are focused on equity securities whose price appreciation is expected to outpace that of the overall sector in which the Portfolio invests. These stocks may not pay regular dividends. Each Portfolio normally invests at least 80% of its total assets in the equity securities (common and preferred stocks, and convertible bonds) of companies principally engaged in a specific business sector. There is no assurance that a Portfolio's investment objective will be met.


      Each business sector typically consists of numerous industries. In determining whether a company is principally engaged in a particular business sector, Fund Management must determine that the company derives more than 50% of its gross income or net sales from activities in that sector; or that the company dedicates more than 50% of its assets to the production of revenues from that sector^; or, if based on available financial information^ a question exists whether a company meets one of these standards, Fund Management determines that the company's primary business is within the business sector designated for investment by that Portfolio.


      The remainder of each Portfolio's assets may be invested in any securities or other instruments deemed appropriate by Fund Management, consistent with the Portfolio's investment policies and restrictions. These investments include debt securities issued by companies principally engaged in the Portfolio's business sector, debt or equity securities issued by companies outside the Portfolio's business sector, short-term high grade debt obligations maturing no later than one year from the date of purchase (including U.S. government and agency securities, domestic bank certificates of deposit, commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's Investors Service, Inc., and repurchase agreements), and cash.

      The Portfolios are actively traded. Economic conditions and market circumstances vary from day to day; securities may be bought and sold relatively frequently as their suitability as a portfolio holding changes.

      When Fund Management believes market or economic conditions are adverse, a Portfolio may act defensively -- that is, temporarily invest up to 100% of its total assets in short-term high grade debt obligations as described above or cash, seeking to protect its assets until conditions stabilize.

INVESTMENT POLICIES AND RISKS

      Industry Concentration. Each Portfolio's holdings normally will be concentrated in a single, specific business sector. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate; broad market shifts; moves in a particular, dominant stock; or regulatory changes. Investors should be prepared for volatile short-term movement in net asset value. Each Portfolio attempts to reduce these risks by diversifying its investments among many individual securities; further, a Portfolio may not invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). However, of itself, an investment in one or more of the Portfolios does not constitute a balanced investment program.

      The Technology Portfolio may not invest more than 25% of its total assets in a single industry (e.g., computer software) within the technology business sector. The other Portfolios do not operate under this restriction.

      The Portfolios are concentrated in these industry sectors:

      Energy: energy companies including oil, natural gas, coal, uranium; geothermal, solar, or nuclear power; or new energy sources. Companies may be in the business of exploration, development, production, processing or distribution of these energy resources. Companies may also provide supplies, services, or transportation to energy companies, or energy conservation or pollution control technologies. Up to 25% of the Portfolio's total assets, measured at the time of purchase, may be invested in foreign securities. Securities of Canadian issuers and American Depository Receipts ("ADRs") are not subject to this 25% limitation.

      Market prices of these businesses may be adversely affected by foreign government, federal or state regulations on energy production, distribution and sale.

      Environmental Services: waste management, pollution control, and similar companies offering products and services related to environmental concerns in the United States and foreign countries. Environmental services include treatment, reduction, and/or disposal of waste; decontamination, monitoring or transportation; remedial services; landfills, recycling, incineration, pollution reduction projects and systems; environmental insurance and surety bonding; development of alternative energy sources; safety and protection equipment for environmental workers; specialty environmental services; and the production of biodegradable or otherwise environmentally safe products and technologies related to pollution control. Up to 100% of the Portfolio's total assets may be invested in foreign companies.

      The environmental services sector has been positively influenced by legislation that has resulted in stricter government regulations and enforcement policies for both commercial and government generators of waste materials, as well as specific expenditures designated for remedial clean-up efforts. These regulations are subject to change, which could adversely affect these businesses. Since the materials handled and processes involved include hazardous components, there is significant liability risk. In addition, there are also risks of intense competition within this sector.

      Financial Services: financial service companies including commercial and industrial banks, savings & loan associations, consumer and industrial finance, leasing, securities brokerage and insurance companies. Up to 25% of the Portfolio's total assets, measured at the time of purchase, may be invested in foreign securities. Securities of Canadian issuers and ADRs are not subject to this 25% limitation.

      Many of these industries are subject to extensive governmental regulation, which may change frequently. The firms' profitability is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of insurance companies in particular.

     Gold: companies engaged in mining, exploring, processing, or dealing or investing in gold. Up to 10% of the Portfolio's total assets may be invested in gold bullion. Up to 100% of the Portfolio's total assets may be invested in foreign companies.

      Due to monetary and political policies on a national and international level, the price of gold is subject to substantial fluctuations, which will have an effect on the profitability and market value of these companies. Changes in political or economic climate for the two largest producers -- South Africa and the former Soviet Union -- may have a direct impact on the price of gold worldwide. The Gold Portfolio's investments in gold bullion will earn no income return; appreciation in the market price of gold is the sole manner in which the Portfolio would be able to realize gains on such investments. Furthermore, the Portfolio may encounter storage and transaction costs in connection with its ownership of gold bullion that may be higher than those associated with the purchase, holding and sale of more traditional types of investments.

     Health Sciences: companies which develop, produce, or distribute products or services related to health-care. These include medical equipment or supplies, pharmaceuticals, health-care facilities, and applied research and development of new products or processes. Up to 25% of the Portfolio's total assets, measured at the time of purchase, may be invested in foreign securities. Securities of Canadian issuers and ADRs are not subject to this 25% limitation.

      Many of these activities are funded or subsidized by federal and state governments; withdrawal or curtailment of this support could have an adverse impact on the profitability, and market prices, of such companies. Changes in government regulation could also have an adverse impact. Further, continuing technological advances may mean rapid obsolescence of products and services.

      Leisure: companies that design, produce or distribute leisure-time products or services. These include recreational equipment, toys, games, photographic  equipment,  and  musical  instruments,  as well  as  entertainment industries such as cable television, music, motion pictures, broadcasting, advertising and publishing. In addition, companies engaged in air transportation, lodging, sports arenas, gambling casinos, amusement or theme parks, and restaurants may be included. Up to 25% of the Portfolio's total assets, measured at the time of purchase, may be invested in foreign securities. Securities of Canadian issuers and ADRs are not subject to this 25% limitation.

      Many of these industries are dependent upon consumer discretionary spending, which may fluctuate, particularly during economic downturns. Securities of gambling casinos may be subject to above-average price volatility and considered speculative. Video and electronic games are subject to risks of rapid obsolescence. These factors may adversely affect the market value of the securities of the companies involved.

     Technology: technology-related industries such as computers, communications, video, electronics, oceanography, office and factory automation, and robotics. Up to 25% of the Portfolio's total assets, measured at the time of purchase, may be invested in foreign securities. Securities of Canadian issuers and ADRs are not subject to this 25% limitation.

      Many of these products and services are subject to rapid obsolescence, which may adversely affect market value of the securities of the companies involved.

      Utilities: companies that manufacture, produce, generate, transmit or sell gas or electricity, as well as communications firms, such as telephone, telegraph, satellite, microwave and other media (excluding broadcasting). Up to 25% of the Portfolio's total assets, measured at the time of purchase, may be invested in foreign securities. Securities of Canadian issuers and ADRs are not subject to the 25% limitation.

      Difficulties in obtaining adequate financing and investment return, environmental issues, prices of fuel for electric generation, availability of natural gas, and risks associated with nuclear power facilities may each adversely affect the market value of the Portfolio's holdings at different times. Compared to the broad market, the public utilities sector may be more strongly affected by changes in the economic climate; broad market shifts; moves in a particular, dominant stock; or regulatory changes.

      Each Portfolio may invest in the following types of securities:

      Equity Securities. The equity securities in which the Portfolios invest may be issued by either established, well- capitalized companies, or newly-formed small capitalization ("small cap") companies. These securities may be traded on national, regional or foreign stock exchanges or in the over-the-counter market. Small cap companies frequently have limited operating histories, product lines and financial and managerial resources, and may face intense competitive pressures from larger companies. The market prices of small cap stocks may be more volatile than the stocks of larger companies both because they typically trade in lower volumes and because small cap firms may be more vulnerable to changes in their earnings and prospects.

     Foreign Securities. Each Portfolio's investments may include foreign securities, which involve certain risks.

     For U.S. investors, the returns on foreign debt securities are influenced not only by the returns on the foreign investments themselves, but also by currency fluctuations. That is, when the U.S. dollar generally rises against foreign currencies, returns on foreign securities for a U.S. investor may decrease. By contrast, in a period when the U.S. dollar generally declines, those returns may increase.

     Other aspects of international investing to consider include:

     -less publicly available information than is generally available about U.S. issuers;

     -differences in accounting, auditing and financial reporting standards;

     -generally higher commission rates on foreign portfolio transactions and longer settlement periods;

     -smaller trading volumes and generally lower liquidity of foreign stock markets, which may cause greater price volatility; and

     -investments  in certain  countries may be subject to foreign  withholding
taxes,   which  may  reduce   dividend   income  or  capital  gains  payable  to
shareholders.

      There is also the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability; potential restrictions on the flow of international capital; and the possibility of a Portfolio experiencing difficulties in pursuing legal remedies and collecting judgments.

      ADRs represent shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to some of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.

      In order to hedge against fluctuations in foreign exchange rates, the Portfolios may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"). Forward contracts and their risks are discussed under "Investment Policies and Restrictions" in the Statement of Additional Information.

      Illiquid and Rule 144A Securities. Each Portfolio may invest up to 10% of its total assets, measured at the time of purchase, in illiquid securities, including securities that are subject to restrictions on resale and securities that are not readily marketable. Investments in illiquid securities are subject to the risk that a Portfolio may not be able to dispose of a security at the time desired or at a reasonable price, or may have to bear the expense and delay of registering the security in order to resell it. The Portfolios' investments in restricted securities may include securities that may be resold to institutional investors ("Rule 144A Securities"). The liquidity of Rule 144A Securities could be impaired if dealers or institutional investors become uninterested in purchasing them. For more information concerning Rule 144A Securities, see "Investment Policies and Restrictions" in the Statement of Additional Information.

      Securities Lending. The Portfolios may seek to earn additional income by lending securities to qualified brokers, dealers, banks, or other financial institutions, on a fully collateralized basis. For further information on this policy, see "Investment Policies and Restrictions" in the Statement of Additional Information.

      Repurchase Agreements. The Portfolios may invest money, for as short a time as overnight, using repurchase agreements ("repos"). With a repo, a Portfolio buys a debt instrument, agreeing simultaneously to sell it back to the prior owner at an agreed-upon price. The Portfolio could incur costs or delays in seeking to sell the instrument if the prior owner defaults on its repurchase obligation. To reduce that risk, securities that are the subject of the repurchase agreement will be maintained with the Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest). These agreements are entered into only with member banks of the Federal Reserve System, registered broker-dealers and registered U.S.

government securities dealers that are deemed creditworthy under standards established by the Fund's board of directors.

      Portfolio Turnover. There are no fixed limitations regarding portfolio turnover. The Portfolios do not trade for short-term profit; however, at the discretion of Fund Management, securities may be sold regardless of how long they have been held when investment considerations warrant such action. The portfolio turnover rate of each Portfolio therefore may be higher than some other mutual funds with the same investment objective. This policy also may result in greater brokerage commissions and acceleration of capital gains which are taxable when distributed to shareholders. The Statement of Additional Information includes an expanded discussion of the Portfolios' portfolio turnover rates, their brokerage practices and certain federal income tax matters.

      For a further discussion of risks associated with an investment in the Fund, see "Investment Policies and Restrictions" and "Investment Practices" in the Statement of Additional Information.


      Investment Restrictions. Certain restrictions, which are set forth in the Statement of Additional Information, may not be altered without the approval of the Portfolios' shareholders. For example, a Portfolio may not borrow money except from banks for temporary or emergency purposes (but not for investment) in an amount not to exceed 10% of its net assets. In addition, except for the Portfolios' policies regarding investments in foreign securities and foreign currencies, the investment objective and policies described in this prospectus under "Investment Objective and Strategy" and "Investment Policies ^ And Risks" are fundamental and may not be changed without a vote of the Portfolios' shareholders.


THE FUND AND ITS MANAGEMENT

      The Fund is a no-load mutual fund, registered with the Securities and Exchange Commission as a diversified, open-end management investment company. It was incorporated on August 10, 1983, under the laws of Maryland.

      The Fund's board of directors has responsibility for overall supervision of the Fund and reviews the services provided by the adviser and sub-adviser. Under an agreement with the Fund, INVESCO Funds Group, Inc. ("IFG"), 7800 E. Union Avenue, Denver, Colorado 80237, serves as investment manager for each Portfolio; it is primarily responsible for providing the Fund with various administrative services. IFG's wholly-owned subsidiary, INVESCO Trust Company ("INVESCO Trust"), is the Fund's sub-adviser and is primarily responsible for managing the Portfolios' investments. Together, IFG and INVESCO Trust constitute "Fund Management."

      The  following   managers  have  the  responsibility  for  the  day-to-day
management of each Portfolio's holdings:

     Energy: Since ^ 1997, John Segner. Mr. Segner is a portfolio manager of INVESCO Trust Company. ^ Previously, Mr. Segner was managing director and principal for the Mitchell Group (1990-1997); manager of marketing development (1988-1990) and manager of financial analysis (1986-1988) for First Tennessee National Corporation; financial analyst for Ameranda Hess Corporation (1985-
1986). Mr. Segner earned an M.B.A. from the University of Texas and a B.S. from the University of Alabama.


     Environmental Services: Since 1995, Gerard F. Hallaren, Jr. He also serves as co-portfolio manager of the Technology Portfolio. Mr. Hallaren joined INVESCO Trust Company in 1994, served as a research analyst from 1994 to 1995 and became a vice president in 1995. Mr. Hallaren was a vice president and research analyst with Hanifen Imhoff (1992 to 1994); a retail broker with Merrill Lynch (1991); director of business planning for MiniScribe Corporation (1989 to 1990); and served as a research analyst with various firms beginning in 1978. Mr. Hallaren earned a B.A. from the University of Massachusetts, Amherst, and is a Chartered Financial Analyst.


     Financial Services: Since ^ 1997, Jeffrey G. Morris, portfolio manager of INVESCO Trust Company. Mr. ^ Morris also serves as the portfolio manager of Utilities Portfolio and the INVESCO VIF - Utilities Portfolio. Mr. Morris joined INVESCO in 1991 and served as a research analyst (1994-1995). He earned a B.S. from Colorado State University. He is a Chartered Financial Analyst.


     Gold: Since 1989, Daniel B. Leonard. He also serves as co- portfolio manager of the Technology and Financial Services Portfolios. He joined INVESCO in 1975, and was appointed successively portfolio manager (1977-1983; 1985-1991) and senior vice president (1975-1983; 1985-1991) of INVESCO Funds Group, Inc., as well as vice president (1977-1983) and senior vice president (1991 to present) of INVESCO Trust Company. Mr. Leonard earned a B.A. from Washington & Lee University. He began his investment career in 1960.


     Health Sciences: Co-portfolio manager from 1994 to 1996, John Schroer. Mr. Schroer is a vice president (since 1995) and portfolio manager (since 1993) of INVESCO Trust Company. He also serves as vice president and portfolio manager of The Global Health Sciences Fund ^. Previously, he was an assistant vice president with Trust Company of the West. Mr. Schroer earned his M.B.A. and B.S. from the University of Wisconsin-Madison. He is a Chartered Financial Analyst.


     Co-portfolio manager since June 1996, Carol A. Werther. Previously, Ms. Werther was a portfolio manager specializing in biotechnology stock with Rothschild Asset Management Ltd. (1995 to 1996); a vice president and biotechnology analyst with Cowen & Company (1992 to 1994); and an analyst with

Lehman Brothers (1990 to 1992). Ms. Werther earned an M.B.A. from New York University, an M.S. from the ^ University of Alabama in Birmingham and a B.S. from Cornell University.


     Leisure: Since 1996, Mark Greenberg, portfolio manager of INVESCO Trust Company. Previously, Mr. Greenberg was vice president and global media and entertainment analyst for Scudder, Stevens & Clark (1990 to 1996); media, technology and telecommunications analyst for Campbell Advisors (1988 to 1989); media and technology analyst for Irving Trust Company (1983 to 1988); and analyst for Argus Research and Bernstein Macauley (1980 to 1983). He earned a B.S.B.A. from Marquette University and is a Chartered Financial Analyst.


     Technology: Co-portfolio manager since 1996 and portfolio manager from 1985 to 1996, Daniel B. Leonard. Mr. Leonard also serves as portfolio manager of the Gold ^ Portfolio. He joined INVESCO in 1975, and was appointed successively portfolio manager (1977-1983; 1985-1991) and senior vice president (1975-1983; 1985- 1991) of INVESCO Funds Group, Inc., as well as vice president (1977-1983) and senior vice president (1991 to present) of INVESCO Trust Company. Mr. Leonard earned a B.A. from Washington & Lee University. He began his investment career in 1960.


     Co-portfolio manager since 1996, Gerard F. Hallaren, Jr. Mr. Hallaren also serves as portfolio manager of the Environmental Services Portfolio. Mr. Hallaren joined INVESCO Trust Company in 1994, served as a research analyst from 1994 to 1995 and became a vice president in 1995. Previously, Mr. Hallaren was a vice president and research analyst with Hanifen Imhoff (1992 to 1994); a retail broker with Merrill Lynch (1991); director of business planning for MiniScribe Corporation (1989 to 1990); and served as a research analyst with various firms beginning in 1978. Mr. Hallaren earned a B.A. from the University of Massachusetts, Amherst, and is a Chartered Financial Analyst.


     Utilities: Since 1996, Jeffrey G. Morris, portfolio manager of INVESCO Trust Company. Mr. Morris also manages the Financial Services Portfolio and the INVESCO VIF Utilities Portfolio. Mr. Morris joined INVESCO in 1991 and served as a research analyst (1994-1995). He earned a B.S. from Colorado State University. He is a Chartered Financial Analyst.


      Fund Management permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires Fund Management's personnel to conduct their personal investment activities in a manner that Fund Management believes is not detrimental to the Fund or Fund Management's other advisory clients. See the Statement of Additional Information for more detailed information.

      Each Portfolio pays IFG a monthly management fee which is based upon a percentage of that Portfolio's average net assets determined daily. The management fee is computed at the annual rate of 0.75% on the first $350 million of a Portfolio's average net assets; 0.65% on the next $350 million of a Portfolio's average net assets; and 0.55% on a Portfolio's average net assets over $700 million. While the portion of the management fee that is equal to 0.75% of a Portfolio's average net assets is higher than the management fees incurred by most other mutual funds, it is not higher than the management fees paid by most other sector funds on comparable levels of assets. For the fiscal year ended October 31, 1996, the Portfolios paid management fees (prior to the voluntary absorption of certain expenses for Environmental Services and Utilities Portfolios by IFG) equal to the following percentages of their average net assets: Energy 0.75%, Environmental Services 0.75%, Financial Services 0.73%, Gold 0.75%, Health Sciences 0.65%, Leisure 0.75%, Technology 0.70% and Utilities, 0.75%.

      Out of these advisory fees received from the Fund, IFG paid to INVESCO Trust as a sub-advisory fee an amount equal to the following percentages of each Portfolio's average net assets: Energy 0.25%, Environmental Services 0.25%, Financial Services 0.22%, Gold 0.23%, Health Sciences 0.21%, Leisure 0.24%, Technology 0.22% and Utilities 0.25%. No fee is paid by any Portfolio to INVESCO Trust.

      Under a Transfer Agency Agreement, IFG acts as registrar, transfer agent and dividend disbursing agent for the Fund. The Fund pays an annual fee of $20.00 per shareholder account or omnibus account participant for these services. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of IFG, may provide equivalent services to the Fund. In these cases, IFG may pay, out of the fee it receives from the Fund, an annual sub-transfer agency or record-keeping fee to the third party.

      In addition, under an Administrative Services Agreement, IFG handles additional administrative, record-keeping, and internal sub-accounting services for the Fund. For the fiscal year ended October 31, 1996, the Portfolios paid IFG fees for these services equal to the following percentages of the respective Portfolios' average net assets: Energy 0.02%; Environmental Services 0.05%, Financial Services 0.02%, Gold 0.02%, Health Sciences 0.02%, Leisure 0.02%, Technology 0.02% and Utilities 0.02%.

      Each Portfolio's expenses, which are accrued daily, are deducted from total income before dividends are paid. Total expenses of each Portfolio (prior to any expense offset) for the fiscal year ended October 31, 1996, including investment management fees (but excluding brokerage commissions, which are a cost of acquiring securities), amounted to the following percentages of each Portfolio's average net assets: Energy 1.30%, Environmental Services 1.61%, Financial Services 1.11%, Gold 1.22%, Health Sciences 0.98%, Leisure 1.30%, Technology 1.08% and Utilities, 1.17%. Certain expenses of the Environmental Services and Utilities Portfolios are absorbed voluntarily by IFG pursuant to a commitment to the Fund. This commitment may be changed following consultation with the Fund's board of directors. In the absence of this voluntary expense limitation, the total operating expenses of the Environmental Services and Utilities Portfolios for the year ended October 31, 1996, would have been 1.85% and 1.25%, respectively, of each Portfolio's average net assets.

      Fund Management places orders for the purchase and sale of portfolio securities with brokers and dealers based upon Fund Management's evaluation of their financial responsibility coupled with their ability to effect transactions at the best available prices. Each Portfolio may place orders for portfolio transactions with qualified broker-dealers that recommend the Portfolio or sell shares of the Portfolio to clients, or act as agent in the purchase of Portfolio shares for clients, if Fund Management believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms. For further information, see "Investment Practices - Placement of Portfolio Brokerage" in the Statement of Additional Information.


      The parent company for IFG and INVESCO Trust is ^ AMVESCO ^ PLC, a publicly traded holding company whose subsidiaries provide investment services around the world. ^ INVESCO PLC changed its name to AMVESCO PLC on ^ February 28, 1997 as part of a merger between INVESCO PLC and ^ A I M Management Group, Inc. thus creating one of the largest independent investment management businesses in the world. IFG and INVESCO Trust will continue to operate under their existing names. AMVESCO PLC has approximately $150 billion in assets under management. ^ IFG was established in 1932 and, as of October 31, 1996, managed 14 mutual funds, consisting of 39 separate portfolios, with combined assets of approximately $13.4 billion on behalf of over 829,000 shareholders. INVESCO Trust (founded in 1969) served as adviser or sub-adviser to 47 investment portfolios as of October 31, 1996, including 27 portfolios in the INVESCO group. These 47 portfolios had aggregate assets of approximately $12.5 billion as of October 31, 1996. In addition, INVESCO Trust provides investment management services to private clients, including employee benefit plans that may be invested in a collective trust sponsored by INVESCO Trust.


FUND PRICE AND PERFORMANCE

      Determining Price. The value of your investment in a Portfolio will vary daily. The price per share is also known as the Net Asset Value (NAV). IFG prices the Portfolios every day that the New York Stock Exchange is open, as of the close of regular trading (normally, 4:00 p.m., New York time). NAV is calculated by adding together the current market value of each Portfolio's assets, including accrued interest and dividends; then subtracting liabilities, including accrued expenses; and finally dividing that dollar amount by the total number of shares outstanding of that Portfolio.

      Performance Data. To keep shareholders and potential investors informed, we will occasionally advertise a Portfolio's total return for one-, five-, and ten-year periods (or since inception). Total return figures show the rate of return on an investment in a Portfolio, assuming reinvestment of all dividends and capital gain distributions for the periods cited. Cumulative total return shows the actual rate of return on an investment; average annual total return represents the average annual percentage change of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in a Portfolio's investment results, not showing the interim variations in performance over the periods cited. More information about the Portfolios' recent and historical performance is contained in the Fund's Annual Report to Shareholders. You can get a free copy by calling or writing to IFG using the phone number or address on the cover of this prospectus.

      When we quote mutual fund rankings published by Lipper Analytical Services, Inc., we may compare the Portfolios to the broad-based Lipper general fund groupings, or to others in their respective categories:

Portfolio                     Lipper Mutual Fund Category
---------                     ---------------------------
Energy                        Natural Resources
Environmental Services        Environmental
Financial Services            Financial Services
Gold                          Gold Oriented
Health Sciences               Health/Biotechnology
Leisure                       Specialty/Miscellaneous
Technology                    Science & Technology
Utilities                     Utility

      These rankings allow you to compare the Portfolios to their peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials. For more information, see "Fund Performance" in the Statement of Additional Information.

      Performance figures are based on historical investment results and are not intended to suggest future performance.

HOW TO BUY SHARES

      The following chart shows several convenient ways to invest in one or more Portfolios. Your new Portfolio shares will be priced at the NAV next determined after your order is received in proper form. There is no charge to invest, exchange or redeem shares when you make transactions directly through IFG. However, if you invest in a Portfolio through a securities broker, you may be charged a commission or transaction fee. IFG may from time to time make payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Fund. For all new accounts, please send a completed application form. Please specify which Portfolio you wish to purchase.

      Fund Management reserves the right to increase, reduce or waive the minimum investment requirements in its sole discretion, where it determines this action is in the best interests of the Portfolios. Further, Fund Management reserves the right in its sole discretion to reject any order for the purchase of Portfolio shares (including purchases by exchange) when, in its judgment, such rejection is in the Portfolio's best interests.

                               How To Buy Shares
================================================================================
Method                      Investment Minimum          Please Remember
                            Per Portfolio
--------------------------------------------------------------------------------
By Check                    $1,000 for regular          If your check does
Mail to:                    account;                    not clear, you will
INVESCO Funds               $250 for an                 be responsible for
Group, Inc.                 Individual                  any related loss
P.O. Box 173706             Retirement Account;         the Portfolio or
Denver, CO 80217-           $50 minimum for             IFG incurs. If you
3706.                       each subsequent             are already a
Or you may send             investment.                 shareholder in the
your check by                                           INVESCO funds, the
overnight courier                                       Portfolio may seek
to: 7800 E. Union                                       reimbursement from
Ave.,                                                   your existing
Denver, CO 80237.                                       account(s) for any
                                                        loss incurred.
--------------------------------------------------------------------------------
By Telephone or             $1,000.                     Payment must be
Wire                                                    received within 3
Call 1-800-525-8085                                     business days, or
to request your                                         the transaction may
purchase. Then send                                     be cancelled. If a
your check by                                           telephone purchase
overnight courier                                       is cancelled due to
to our street                                           nonpayment, you
address:                                                will be responsible
7800 E. Union Ave.,                                     for any related
Denver, CO 80237.                                       loss the Portfolio
Or you may transmit                                     or IFG incurs. If
your payment by                                         you are already a
bank wire (call IFG                                     shareholder in the
for instructions).                                      INVESCO funds, the
                                                        Portfolio may seek
                                                        reimbursement from your
                                                        existing account(s) for
                                                        any loss incurred.

--------------------------------------------------------------------------------
With EasiVest or            $50 per month for           Like all regular
Direct Payroll              EasiVest; $50 per           investment plans,
Purchase                    pay period for              neither EasiVest
You may enroll on           Direct Payroll              nor Direct Payroll
the fund                    Purchase. You may           Purchase ensures a
application, or             start or stop your          profit or protects
call us for the             regular investment          against loss in a
correct form and            plan at any time,           falling market.
more details.               with two weeks'             Because you'll
Investing the same          notice to IFG.              invest continually,
amount on a monthly                                     regardless of
basis allows you to                                     varying price
buy more shares                                         levels, consider
when prices are low                                     your financial
and fewer shares                                        ability to keep
when prices are                                         buying through low
high. This "dollar-                                     price levels. And
cost averaging" may                                     remember that you
help offset market                                      will lose money if
fluctuations. Over                                      you redeem your
a period of time,                                       shares when the
your average cost                                       market value of all
per share may be                                        your shares is less
less than the                                           than their cost.
actual average
price per share.
--------------------------------------------------------------------------------
By PAL                      $1,000.                     Be sure to write
Your "Personal                                          down the
Account Line" is                                        confirmation number
available for                                           provided by PAL.
subsequent                                              Payment must be
purchases and                                           received within 3
exchanges 24-hours                                      business days, or
a day. Simply call                                      the transaction may
1-800-424-8085.                                         be cancelled. If a
                                                        telephone purchase is
                                                        cancelled due to
                                                        nonpayment, you will be
                                                        responsible for any
                                                        related loss the
                                                        Portfolio or IFG incurs.
                                                        If you are already a
                                                        shareholder in the
                                                        INVESCO funds, the
                                                        Portfolio may seek
                                                        reimbursement from your
                                                        existing account(s) for
                                                        any loss incurred.

--------------------------------------------------------------------------------
By Exchange                 $1,000 to open a            See "Exchange
Between this and            new account; $50            Privilege," below.
another of the              for written
INVESCO funds. Call         requests to
1-800-525-8085 for          purchase additional
prospectuses of             shares for an
other INVESCO               existing account.
funds. You may also         (The exchange
establish an                minimum is $250 for
Automatic Monthly           purchases requested
Exchange service            by telephone.)
between two INVESCO
funds; call IFG for
further details and
the correct form.
================================================================================


      Exchange Privilege. You may exchange your shares in this Portfolio for those in another Portfolio or INVESCO fund on the basis of their respective net asset values at the time of the exchange. Before making any exchange, be sure to review the prospectuses of the funds involved and consider their differences.

      Please note these policies regarding exchanges of fund shares:

      1)    The fund accounts must be identically registered.

      2) You may make four exchanges out of each fund during each calendar year.

      3) An exchange is the redemption of shares from one fund followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, your account is tax-deferred).

      4) The Fund reserves the right to reject any exchange request, or to modify or terminate exchange privileges, in the best interests of the Fund and its shareholders. Notice of all such modifications or terminations will be given at least 60 days prior to the effective date of the change in privilege, except for unusual instances (such as when redemptions of the exchanged shares are suspended under Section 22(e) of the Investment Company Act of
            1940, or when sales of the fund into which you are exchanging are temporarily stopped).

FUND SERVICES

      Shareholder Accounts. IFG will maintain a share account that reflects your current holdings. Share certificates will be issued only upon specific request. You will have greater flexibility to conduct transactions if you do not request certificates.

     Transaction Confirmations. You will receive detailed confirmations of individual purchases, exchanges and redemptions. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions will be confirmed on your quarterly Investment Summary.

      Investment Summaries. Each calendar quarter, shareholders receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of their INVESCO funds.

      Reinvestment of Distributions. Dividends and capital gain distributions are automatically invested in additional fund shares at the NAV on the ex-dividend date, unless you choose to have dividends and/or capital gain distributions automatically reinvested in another INVESCO fund or paid by check (minimum of $10.00).

      Telephone Transactions. All shareholders may exchange and redeem Portfolio shares by telephone, unless they expressly decline these privileges. By signing the new account Application or a Telephone Transaction Authorization Form, or otherwise using these privileges, the investor has agreed that, if the Portfolio has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, it will not be liable for following telephoned instructions that it believes to be genuine. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions.

      Retirement Plans And IRAs. Shares of these Portfolios may be purchased for Individual Retirement Accounts (IRAs) and many types of tax-deferred retirement plans. IFG can supply you with information and forms to establish or transfer your existing plan or account.

HOW TO SELL SHARES


      The following chart shows several convenient ways to redeem your Portfolio shares. Shares of any Portfolio may be redeemed at any time at ^ the NAV next determined after a request in proper form is received at the Fund's office. The NAV at the time of the redemption may be more or less than the price you paid to purchase your shares, depending primarily upon that Portfolio's investment performance.


      Please   specify  from  which   Portfolio  you  wish  to  redeem   shares.
Shareholders have a separate account for each fund or Portfolio in which they invest.

                              How To Sell Shares
================================================================================
Method                      Minimum Redemption          Please Remember
                            Per Portfolio
================================================================================
By Telephone                $250 (or, if less,          This option is not
Call us toll-free           full liquidation of         available for
at 1-800-525-8085.          the account) for a          shares held in
                            redemption check;           Individual
                            $1,000 for a wire           Retirement Accounts
                            to bank of record.          (IRAs).
                            The maximum amount
                            which may be
                            redeemed by
                            telephone is
                            generally $25,000.
                            These telephone
                            redemption
                            privileges may be
                            modified or
                            terminated in the
                            future at the
                            discretion of IFG.
--------------------------------------------------------------------------------
In Writing                  Any amount. The             If the shares to be
Mail your request           redemption request          redeemed are
to INVESCO Funds            must be signed by           represented by
Group, Inc., P.O.           all registered              stock certificates,
Box 173706                  shareholders(s).            the certificates
Denver, CO 80217-           Payment will be             must be sent to
3706. You may also          mailed to your              IFG.
send your request           address of record,
by overnight                or to a pre-
courier to 7800 E.          designated bank.
Union Ave., Denver,
CO 80237.
--------------------------------------------------------------------------------
By Exchange                 $1,000 to open a            See "Exchange
Between this and            new account; $50            Privilege," above.
another of the              for written
INVESCO funds. Call         requests to
1-800-525-8085 for          purchase additional
prospectuses of             shares for an
other INVESCO               existing account.
funds. You may also         (The exchange
establish an                minimum is $250 for
automatic monthly           exchanges requested
exchange service            by telephone.)
between two INVESCO
funds; call IFG for
further details and
the correct form.

--------------------------------------------------------------------------------
Periodic Withdrawal         $100 per payment,           You must have at
Plan                        on a monthly or             least $10,000 total
You may call us to          quarterly basis.            invested with the
request the                 The redemption              INVESCO funds, with
appropriate form            check may be made           at least $5,000 of
and more                    payable to any              that total invested
information at 1-           party you                   in the fund from
800-525-8085.               designate.                  which withdrawals
                                                        will be made.
--------------------------------------------------------------------------------
Payment To Third            Any amount.                 All registered
Party                                                   owners of the
Mail your request                                       account must sign
to INVESCO Funds                                        the request, with a
Group, Inc., P.O.                                       signature guarantee
Box 173706                                              from an eligible
Denver, CO 80217-                                       guarantor financial
3706.                                                   institution, such
                                                        as a commercial
                                                        bank or recognized
                                                        national or
                                                        regional securities
                                                        firm.
================================================================================


      While the Portfolios will attempt to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by phone.


      Payments of redemption proceeds will be mailed within seven days following receipt of the redemption request in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the New York Stock Exchange or during an emergency as defined by the Securities and Exchange Commission. If your shares were purchased by a check which has not yet cleared, payment will be made promptly upon clearance of the purchase check (which ^ will take up to 15 days).


      If  you  participate  in  EasiVest,   the  Portfolios'  automatic  monthly
investment program, and redeem all of the shares in your account, we will terminate any further EasiVest purchases unless you instruct us otherwise.

      Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Portfolios reserve the right to involuntarily redeem all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

TAXES, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

      Taxes. Each of the Portfolios intends to distribute to shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any, in order to continue to qualify for tax treatment as a regulated investment company. Thus, the Portfolios do not expect to pay any federal income or excise taxes.

      Unless shareholders are exempt from income taxes, they must include all dividends and capital gain distributions in taxable income for federal, state, and local income tax purposes. Dividends and other distributions are taxable whether they are received in cash or automatically reinvested in shares of that Portfolio or another fund in the INVESCO group.

      A Portfolio may be subject to withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of that Portfolio unless that Portfolio qualifies and elects to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction.

      Shareholders may be subject to backup withholding of 31% on dividends, capital gain distributions and redemption proceeds. Unless you are subject to backup withholding for other reasons, you can avoid backup withholding on your Portfolio account by ensuring that we have a correct, certified tax identification number.

      Dividends and Capital Gain Distributions. Each Portfolio may earn ordinary or net investment income in the form of dividends and interest on its investments. The Portfolios' policy is to distribute substantially all of this income, less Portfolio expenses, to shareholders on an annual basis, at the discretion of the Fund's board of directors.

      In addition, a Portfolio realizes capital gains and losses when it sells securities for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), that Portfolio has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in December.

      Dividends and capital gain distributions are paid to shareholders who hold shares on the record date of distribution regardless of how long the shares have been held. A Portfolio's share price will then drop by the amount of the distribution on the day the distribution is made. If a shareholder purchases shares immediately prior to the distribution, the shareholder will, in effect, have "bought" the distribution by paying the full purchase price, a portion of which is then returned in the form of a taxable distribution.

      At the end of each year, information regarding the tax status of dividends and capital gain distributions is provided to shareholders. Net realized capital gains are divided into short-term and long-term gains depending upon how long that Portfolio held the security which gave rise to the gains. The capital gains distribution consists of long-term capital gains which are taxed at the capital gains rate. Short-term capital gains are included with income from dividends and interest as ordinary income and are paid to shareholders as taxable dividends.

      Shareholders also may realize capital gains or losses when they sell their Portfolio shares at more or less than the price originally paid.

     We encourage you to consult a tax adviser with respect to these matters. For further information see "Dividends, Capital Gain Distributions and Taxes" in the Statement of Additional Information.

ADDITIONAL INFORMATION

      Voting Rights. All shares of the Fund have equal voting rights based on one vote for each share owned. Voting with respect to certain matters, such as ratification of independent accountants and the election of directors, will be by all of the Portfolios voting together. In other cases, such as voting upon an investment advisory contract, voting is on a Portfolio-by-Portfolio basis. To the extent permitted by law, when not all Portfolios are affected by a matter to be voted upon, only shareholders of the Portfolio or Portfolios affected by the matter will be entitled to vote thereon. The Fund is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Fund or as may be required by applicable law or the Fund's Articles of Incorporation, the board of directors will call special meetings of shareholders. Directors may be removed by action of the holders of a majority of the outstanding shares of the Fund. The Fund will assist shareholders in communicating with other shareholders as required by the Investment Company Act of 1940.

                                    INVESCO STRATEGIC PORTFOLIOS, INC.
                                    A    no-load     mutual    fund    seeking
                                    appreciation    of   capital   and,   with
                                    respect   to  the   Utilities   Portfolio,
                                    income.


                                    PROSPECTUS
                                    March 1, 1997


To receive general information and prospectuses on any of the INVESCO funds or retirement plans, or to obtain current account or price information or responses to other questions, call toll-free:

      1-800-525-8085

To reach PAL, your 24-hour Personal Account Line, call:

      1-800-424-8085

You can find us on the World Wide Web:

      http://www.invesco.com

Or write to:

      INVESCO Funds Group, Inc., Distributor
      Post Office Box 173706
      Denver, Colorado  80217-3706

If you're in Denver, please visit one of our convenient Investor Centers:

      Cherry Creek, 155-B Fillmore Street;
      Denver Tech Center, 7800 East Union Avenue, Lobby Level


In addition, all documents filed by the Fund with the Securities and Exchange Commission can be located on a web site maintained by the Commission at http://www.sec.gov.

STATEMENT OF ADDITIONAL INFORMATION
March 1, 1997

                      INVESCO STRATEGIC PORTFOLIOS, INC.
                       A no-load mutual fund investing
                         in designated market sectors

Address:                                  Mailing Address:
7800 E. Union Avenue                      Post Office Box 173706
Denver, Colorado  80237                   Denver, Colorado  80217-3706

                                  Telephone:
                     In continental U.S., 1-800-525-8085
--------------------------------------------------------------------------------

      INVESCO STRATEGIC PORTFOLIOS, INC. (the "Fund") is a diversified, managed, no-load mutual fund consisting of eight separate Portfolios of investments. It seeks to provide investors with capital appreciation (and, with respect to the Utilities Portfolio, income) through the investment of assets of its professionally managed Portfolios primarily in equity securities. Each of the Fund's separate Portfolios concentrates its investments in securities of companies principally engaged in the sector of business activity designated for investment by that Portfolio. Investors may purchase shares of any or all Portfolios. The following are available:

ENERGY Portfolio                                HEALTH SCIENCES Portfolio
ENVIRONMENTAL SERVICES Portfolio                LEISURE Portfolio
FINANCIAL SERVICES Portfolio                    TECHNOLOGY Portfolio
GOLD Portfolio                                  UTILITIES Portfolio

      Additional portfolios may be offered in the future.

      A Prospectus dated March 1, 1997 for all of the Portfolios of the Fund which provides the basic information you should know before investing in the respective Portfolios, may be obtained without charge from INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706. This Statement of Additional Information is not a Prospectus, but contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus.

        Investment Adviser and Distributor:  INVESCO Funds Group, Inc.

TABLE OF CONTENTS
                                                                          Page

INVESTMENT POLICIES AND RESTRICTIONS.......................................  3

THE FUND AND ITS MANAGEMENT................................................  9

HOW SHARES CAN BE PURCHASED................................................ 22

HOW SHARES ARE VALUED...................................................... 22

FUND PERFORMANCE........................................................... 23

SERVICES PROVIDED BY THE FUND.............................................. 25

TAX-DEFERRED RETIREMENT PLANS.............................................. 26

HOW TO REDEEM SHARES....................................................... 27

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES............................ 27

INVESTMENT PRACTICES....................................................... 30

ADDITIONAL INFORMATION..................................................... 34

INVESTMENT POLICIES AND RESTRICTIONS

      In selecting securities for investment, each Portfolio's investment adviser attempts to identify companies that have better- than-average earnings growth potential. The Fund seeks to purchase the securities of companies that are thought to be best situated in the relevant industry groupings for each Portfolio to benefit from the predicted economic environment.

      Foreign Securities. The Gold and Environmental Services Portfolios may invest in foreign securities without limitation on the percentage of assets which may be so invested. Each of the other Portfolios (Energy, Financial Services, Health Sciences, Leisure, Technology and Utilities) may invest up to 25% of its total assets, measured at the time of purchase, directly in foreign securities. Securities of Canadian issuers and securities purchased by means of American Depository Receipts ("ADRs") are not subject to this 25% limitation. As described in the section of each Portfolio's Prospectus entitled "Investment Policies and Risks," foreign securities involve certain risks not associated with investment in domestic companies. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Securities of many foreign companies may be less liquid and more volatile than securities of comparable domestic companies. With respect to certain foreign countries, there may be a possibility of political developments which could affect investments in those countries. Finally, it may be more difficult for the Fund to obtain or to enforce a judgment against a foreign issuer than against a domestic issuer. In determining individual portfolio investments, however, the investment advisers will carefully consider all of the above.

      Securities denominated in foreign currency, whether issued by a foreign or a domestic issuer, may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and costs will be incurred in connection with conversions between various currencies.

      Restricted/144A Securities. In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a Portfolio, however, could adversely affect the marketability of such portfolio security and the Portfolio might be unable to dispose of such security promptly or at reasonable prices.

      American Depository Receipts. As discussed in the Prospectus, the Portfolios may invest in American Depository Receipts ("ADRs"). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. ADRs may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.

     Forward Foreign Currency Contracts. As discussed in the section of the Prospectus entitled "Investment Policies and Risks," the Fund may enter into forward contracts, which are included in the types of instruments sometimes known as derivatives, to purchase or sell foreign currencies as a hedge against possible variations in foreign exchange rates. A forward foreign currency contract is an agreement between the contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a forward contract for the purchase or sale of the amount of foreign currency invested in a foreign security transaction, the Fund can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received or during the time the Fund holds the foreign security. The Fund will not speculate in forward currency contracts. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Fund management. The Fund will not enter into a forward contract for a term of more than one year. Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. No predictions can be made with respect to whether the total of such transactions will result in a better or a worse position than had the Portfolio not entered into any forward contracts. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Portfolios' limitation on investing in illiquid securities, discussed in the Prospectus.

      Repurchase Agreements. As discussed in the Prospectus, the Portfolios may enter into repurchase agreements with respect to debt instruments eligible for investment by the Portfolios with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement, and are held as collateral by the Fund's custodian bank until the repurchase agreement is completed.

      Securities Lending. Each Portfolio also may lend its securities to qualified brokers, dealers, banks or other financial institutions. This practice permits the Portfolio to earn income which, in turn, can be invested in additional securities to pursue the Portfolio's investment objectives. Loans of securities by a Portfolio will be collateralized by cash, letters of credit or securities issued or guaranteed by the U.S. government or its agencies equal to at least 100% of the current market value of the loaned securities, determined on a daily basis. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. The Fund monitors the creditworthiness of borrowers in order to minimize such risks. A Portfolio will not lend any security if, as a result of the loan, the aggregate value of securities then on loan would exceed 33 1/3% of the Portfolio's total assets (taken at market value).

      Gold Bullion. As is also discussed in the Prospectus, the Gold Portfolio may invest up to 10% of its total assets in gold bullion. The two largest national producers of gold bullion are the Republic of South Africa and the Commonwealth of Independent States (the former Soviet Union). Changes in political and economic conditions affecting either country may have a direct impact on that country's sales of gold bullion. The Gold Portfolio will purchase gold bullion from, and sell gold bullion to, banks (both U.S. and foreign) and dealers who are members of, or affiliated with members of, a regulated U.S. commodities exchange, in accordance with applicable investment laws. Values of gold bullion held by the Gold Portfolio are based upon daily quotes provided by banks or brokers dealing in such commodities.

      Gas  and  Electric  Utilities.  The  gas  and  electric  public  utilities industries are subject to various uncertainties, including: difficulty in obtaining adequate returns on invested capital; frequent difficulty in obtaining approval of rate increases by public service commissions; increased costs, delays and restrictions as a result of environmental considerations; difficulty and delay in securing financing of large construction projects; difficulties of the capital markets in absorbing utility debt and equity securities; difficulties in obtaining fuel for electric generation at reasonable prices; difficulty in obtaining natural gas for resale; and special risks associated with the construction and operation of nuclear power generating facilities, including technical and cost factors of such construction and operation and the possibility of imposition of additional governmental requirements for construction and operation.

      Investment Restrictions. As described in the section of the Prospectus entitled "Investment Objective And Strategy," the Fund and each of the Portfolios operate under certain investment restrictions. These policies are fundamental and may not be changed with respect to a particular Portfolio without the prior approval of the holders of a majority, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the outstanding voting securities of that Portfolio. For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from the Portfolio.

      Under  these   restrictions,   neither   the  Fund  nor  any   Portfolio
will:

      (1) issue senior securities as defined in the 1940 Act (except insofar as the Fund may be deemed to have issued a senior security by reason of entering into a repurchase agreement, or borrowing money, in accordance with the restrictions described below, and in accordance with the position of the staff of the Securities and Exchange Commission set forth in Investment Company Act Release No. 10666);

      (2)   mortgage,   pledge  or   hypothecate   portfolio   securities   or
            borrow  money,   except   borrowings   from  banks  for  temporary
            or   emergency    purposes   (but   not   for    investment)   are
            permitted  in  an  amount  not  exceeding   with  respect  to  the
            Financial   Services,   Health   Sciences,   Leisure,   Technology
            or   Utilities   Portfolios   10%,   or,   with   respect  to  the
            Energy,   Environmental   Services   and   Gold   Portfolios,   33
            1/3%  of  the  value  of  the  Portfolio's  total  assets,   i.e.,
            its  total   assets   (including   the   amount   borrowed)   less
            liabilities   (other  than   borrowings).   Any  borrowings   that
            come to exceed the relevant 10% or 33 1/3% limitation by reason of a decline in total assets will be reduced within three business days to the extent necessary to comply with the relevant 10% or 33 1/3% limitation. A Portfolio will not purchase additional securities while any borrowings on behalf of that Portfolio exist;

      (3) buy or sell commodities, commodity contracts, oil, gas or other mineral interests or exploration programs (however, the Fund may purchase securities of companies which invest in the foregoing and may enter into forward contracts for the purchase or sale of foreign currencies, and the Gold Portfolio may invest up to 10% of its total assets in gold bullion);

      (4)   purchase  the  securities  of  any  company  if  as  a  result  of
            such   purchase   more   than  10%  of  total   assets   would  be
            invested in securities which are subject to legal or contractual restrictions on resale ("restricted securities") and in securities for which there are no readily available market quotations; or enter into a repurchase agreement maturing in more than seven days, if as a result, such repurchase agreements, together with restricted securities and securities for which there are not readily available market quotations, would constitute more than 10% of total assets;

      (5)   sell  short  or  buy  on  margin,  or  write,   purchase  or  sell
            puts or calls or combinations thereof;

      (6) buy or sell real estate or interests therein (however, securities issued by companies which invest in real estate or interests therein may be purchased and sold);

      (7)   invest in the securities of any other investment  company except for
            a  purchase   or   acquisition   in   accordance   with  a  plan  of
            reorganization, merger or consolidation;

      (8)   invest   in  any   company   for   the   purpose   of   exercising
            control or management;

      (9) engage in the underwriting of any securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security;

      (10)  make  loans  to  any  person,   except  through  the  purchase  of
            debt securities in accordance with the investment policies of the Portfolios, or the lending of portfolio securities to broker-dealers or other institutional investors, or the entering into repurchase agreements with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers. The aggregate value of all portfolio securities loaned may not exceed 33-1/3% of a Portfolio's total net assets (taken at current value). No more than 10% of a

            Portfolio's total net assets may be invested in repurchase agreements maturing in more than seven days;

      (11) purchase securities of any company in which any officer or director of the Fund or its investment adviser owns more than 1/2 of 1% of the outstanding securities of such company and in which the officers and directors of the Fund and its investment adviser, as a group, own more than 5% of such securities;

      (12)  purchase     securities    (except     obligations    issued    or
            guaranteed by the U.S. government, its agencies or instrumentalities) if the purchase would cause a Portfolio at the time to have more than 5% of the value of its total assets invested in the securities of any one issuer or to own more than 10% of the outstanding voting securities of any one issuer;

      (13) invest more than 5% of its total assets in an issuer having a record, together with predecessors, of less than three years' continuous operation.

      In addition to the above restrictions, a fundamental policy of the Technology Portfolio is not to invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry. In applying this restriction, the Technology Portfolio uses an industry classification system based on the O'Neil Database published by William O'Neil & Co., Inc.

      In applying restriction (4) above, each Portfolio also includes illiquid securities (those which cannot be sold in the ordinary course of business within seven days at approximately the valuation given to them by the Fund) among the securities subject to the 10% of total assets limit.

      With respect to investment restriction (4) above, the board of directors has delegated to the Fund's investment adviser the authority to determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and that such securities are not subject to the Fund's limitations on investing in illiquid securities and securities for which there are no readily available market quotations. Under guidelines established by the board of directors, the adviser will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). However, Rule 144A Securities are still subject to the Fund's limitation on investments in restricted securities (securities for which there are legal or contractual restrictions on resale), unless they are readily marketable outside the United States, in which case they are not deemed to be restricted.

THE FUND AND ITS MANAGEMENT

     The Fund. The Fund was incorporated under the laws of Maryland on August 10, 1983 as "Financial Strategic Portfolios, Inc." On December 2, 1994 the Fund changed its name to INVESCO Strategic Portfolios, Inc.

      The Investment Adviser. INVESCO Funds Group, Inc., a Delaware corporation ("INVESCO"), is employed as the Fund's investment adviser. INVESCO was established in 1932 and also serves as an investment adviser to INVESCO Diversified Funds, Inc., INVESCO Dynamics Fund, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Tax-Free Income Funds, Inc., INVESCO Value Trust, and INVESCO Variable Investment Funds, Inc.

      The Sub-Adviser. INVESCO, as investment adviser, has contracted with INVESCO Trust Company ("INVESCO Trust") to provide investment advisory and research services on behalf of the Portfolios. INVESCO Trust, a trust company founded in 1969, and a wholly owned subsidiary of INVESCO, has the primary responsibility of providing portfolio investment management services to the Portfolios.


      INVESCO is an indirect, wholly-owned subsidiary of ^ AMVESCO ^ PLC, a publicly traded holding company organized in 1935. Through subsidiaries located in London, Denver, Atlanta, Boston, Louisville, Dallas, Tokyo, Hong Kong, and the Channel Islands, ^ AMVESCO ^ PLC provides investment services around the world. ^ INVESCO PLC changed its name to AMVESCO PLC on ^ February 28, 1997 as part of a merger between INVESCO PLC and ^ A I M Management Group, Inc., thus creating one of the largest independent investment management businesses in the world. IFG and INVESCO Trust will continue to operate under their exisiting names. AMVESCO PLC has approximately $150 billion in assets under management. ^ INVESCO was acquired by INVESCO PLC in 1982 and as of October 31, 1996 managed 14 mutual funds, consisting of 39 separate portfolios, on behalf of over 829,000 shareholders. ^ AMVESCO PLC's other North American subsidiaries include the following:


     --INVESCO   Capital   Management,   Inc.   of  Atlanta,   Georgia   manages
institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments and endowment funds. INVESCO Capital Management, Inc. is the sole shareholder of

INVESCO Services, Inc., a registered broker-dealer whose primary business is the distribution of shares of two registered investment companies.

     --INVESCO Management & Research, Inc. (formerly Gardner and Preston Moss, Inc.), of Boston, Massachusetts, primarily manages pension and endowment accounts.

     --PRIMCO Capital Management, Inc. of Louisville, Kentucky, specializes in managing stable return investments, principally on behalf of Section 401(k) retirement plans.


     --INVESCO Realty Advisors, Inc. of Dallas, Texas is responsible for providing advisory services in the U.S. real estate markets for ^ AMVESCO ^ PLC's clients worldwide. Clients include corporate plans and public pension funds as well as endowment and foundation accounts.

     The corporate headquarters of ^ AMVESCO ^ PLC are located at 11 Devonshire Square, London, EC2M 4YR, England.


      As indicated in the Prospectus, INVESCO permits investment and other personnel to purchase and sell securities for their own accounts in accordance with a compliance policy governing personal investing by directors, officers and employees of INVESCO and its North American affiliates. The policy requires officers, inside directors, investment and other personnel of INVESCO and its North American affiliates to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client accounts, including the Portfolios.

      In addition to the pre-clearance requirements described above, the policy subjects officers, inside directors, investment and other personnel of INVESCO and its North American affiliates to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The provisions of the policy are administered by and subject to exceptions authorized by INVESCO.


      Investment Advisory Agreement. INVESCO serves as investment adviser pursuant to an investment advisory agreement dated February 28, 1997 (the "Agreement") with the Fund which was approved on November 6, 1996, by a vote cast in person by a majority of the directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund or INVESCO at a meeting called for such purpose. The Agreement was approved by shareholders of each Portfolio of the Fund on January 31, 1997, for an initial term expiring ^ February 28, 1999. Thereafter, the Agreement may be continued from year to year as to each Portfolio as long as such continuance is specifically approved at least annually by the board of directors of the Fund, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Portfolio. Any such continuance also must be approved by a majority of the Fund's directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

      The Agreement provides that INVESCO shall manage the investment portfolios of the Fund's Portfolios in conformity with the Portfolios' investment policies (either directly or by delegation to a sub-adviser which may be a company affiliated with INVESCO). Further, INVESCO shall perform all administrative, internal accounting (including computation of net asset value), clerical, statistical, secretarial and all other services necessary or incidental to the administration of the affairs of the Fund excluding, however, those services that are the subject of separate agreement between the Fund and INVESCO or any affiliate thereof, including the distribution and sale of Fund shares and provision of transfer agency, dividend disbursing agency, and registrar services, and services furnished under an Administrative Services Agreement with INVESCO discussed below. Services provided under the Agreement include, but are not limited to: supplying the Fund with officers, clerical staff and other employees, if any, who are necessary in connection with the Fund's operations; furnishing office space, facilities, equipment and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts; conducting periodic compliance reviews of the Fund's operations; preparation and review of required documents, reports and filings by INVESCO's in-house legal and accounting staff (including the prospectus, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC and other corporate documents of the Fund), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining certain of the books and records required to be prepared and maintained by the Fund under the 1940 Act. Expenses not assumed by INVESCO are borne by the Fund.

      As full compensation for its advisory services to the Fund, INVESCO receives a monthly fee. The fee is calculated daily at an annual rate of: 0.75% on the first $350 million of the average net assets of each Portfolio of the Fund; 0.65% on the next $350 million of the average net assets of each Portfolio of the Fund; and 0.55% of each Portfolio's average net assets in excess of $700 million. The advisory fee is calculated daily at the applicable annual rate and paid monthly. While the portions of INVESCO's fees which are equal to 0.75% of the net assets are higher than those generally charged by investment advisers to mutual funds, they are not higher than those charged by most other investment advisers to funds comparable to the Portfolios of the Fund, whose assets are primarily invested in securities of companies principally engaged in the sector or business activity designated for investment by each Portfolio.


      Sub-Advisory Agreements. INVESCO Trust serves as sub-adviser to all of the Portfolios pursuant to a sub-advisory agreement dated February 28, 1997 (the "Sub-Agreement") with INVESCO which was approved on November 6, 1996, by a vote cast in person by a majority of the directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund, INVESCO, or INVESCO Trust at a meeting called for such purpose. The Sub- Agreement was approved on January 31, 1997, by the shareholders of each of the Portfolios for an initial term expiring ^ February 28, 1999. Thereafter, the Sub-Agreement may be continued from year to year as to each Portfolio as long as such continuance is specifically approved by the board of directors of the Fund, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Portfolio. Each such continuance also must be approved by a majority of the directors who are not parties to the Sub-Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Sub-Agreement may be terminated at any time without penalty by either party or the Fund upon sixty
(60) days' written notice, and terminate automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.


      The Sub-Agreement provides that INVESCO Trust, subject to the supervision of INVESCO, shall manage the investment portfolios of the Portfolios in conformity with each such Portfolio's investment policies. These management services would include: (a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of the Portfolios and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the Fund's Portfolios, consistent with (i) the Fund's Portfolios' investment policies as set forth in the Fund's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the 1940 Act, as amended, and in any prospectus and/or statement of additional information of the Fund, as from time to time amended and in use under the 1933 Act, and (ii) the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for each Portfolio, unless otherwise directed by the directors of the Fund or INVESCO, and executing transactions accordingly; (d) providing each Portfolio the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Sub- Adviser; (e) determining what portion of each Portfolio should be invested in the various types of securities authorized for purchase by such Portfolio; and (f) making recommendations as to the manner in which voting rights, rights to consent to

Fund action and any other rights pertaining to the portfolio securities of each Portfolio shall be exercised.

      The Sub-Agreement with INVESCO Trust provides that as compensation for its services, INVESCO Trust shall receive from INVESCO, at the end of each month, a fee based upon the average daily value of the Portfolios' average net assets at the following annual rates: 0.25% on the first $200 million of each Portfolio's average net assets, and 0.20% of each Portfolio's average net assets in excess of $200 million. The Sub-Advisory fee is paid by INVESCO, NOT the Fund's Portfolios.


      Administrative Services Agreement. INVESCO, either directly or through affiliated companies, also provides certain administrative, sub-accounting and recordkeeping services to the Fund pursuant to an Administrative Services Agreement dated ^ February 28, 1997 (the "Administrative Agreement"). The Administrative Agreement was approved on November 6, 1996, by a vote cast in person by all of the directors of the Fund, including all of the directors who are not "interested persons" of the Fund or INVESCO at a meeting called for such purpose. The Administrative Agreement is for an initial term of one year. Thereafter, the Administrative Agreement may be continued from year to year as long as each such continuance is specifically approved by the board of directors of the Fund, including a majority of the directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Administrative Agreement may be terminated at any time without penalty by INVESCO on sixty (60) days' written notice, or by the Fund upon thirty (30) days' written notice, and terminates automatically in the event of an assignment unless the Fund's board of directors approves such assignment.


      The Administrative Agreement provides that INVESCO shall provide the following services to the Fund: (A) such sub- accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Fund; and (B) such sub-accounting, recordkeeping, and administrative services and functions as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans. As full compensation for services provided under the Administrative Agreement, the Fund pays a fee to INVESCO consisting of a base fee of $10,000 per year per Portfolio, plus an additional incremental fee computed daily and paid monthly, by each Portfolio, at an annual rate of 0.015% of the average net assets of the Portfolio.


      Transfer Agency Agreement. INVESCO also performs transfer agent, dividend disbursing agent, and registrar services for the Fund pursuant to a Transfer Agency Agreement dated February 28, 1997, which was approved by the board of directors of each Portfolio of the Fund, including a majority of the Fund's directors who are not parties to the Transfer Agency Agreement or "interested persons" of any such party, on November 6, 1996, for a term of one year. The Transfer Agency Agreement may be continued from year to year as to each Portfolio as long as such continuance is specifically approved at least annually by the board of directors of the Fund, or by a vote of the holders of a majority of the outstanding shares of the Portfolio. Any such continuance must also be approved by a majority of the Fund's directors who are not parties to the Transfer Agency Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Transfer Agency Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of assignment.

      The Transfer Agency Agreement provides that the Fund shall pay to INVESCO a fee of $20.00 per shareholder account or omnibus account participant per year. This fee is paid monthly at 1/12 of the annual fee and is based upon the actual number of shareholder accounts and omnibus account participants in existence during each month.

      Set forth below is a table showing the advisory fees, transfer agency fees and administrative fees paid by each of the Fund's Portfolios for the fiscal years ended October 31, 1996, 1995 and 1994.

                     Year Ended October 31, 1996         Year Ended October 31, 1995         Year Ended October 31, 1994
                     ---------------------------         ---------------------------         ---------------------------

                                        Adminis-                            Adminis-                            Adminis-
                            Transfer     trative                Transfer     trative                Transfer     trative
                Advisory      Agency    Services    Advisory      Agency    Services    Advisory      Agency    Services
                    Fees     Fees(1)        Fees        Fees        Fees        Fees        Fees        Fees        Fees
              ----------  ----------    --------    --------    --------    --------    --------    --------    --------

Energy          $813,779    $385,446     $26,275    $454,001    $304,482     $19,080    $441,225    $194,559     $18,824

Environmental
  Services(2)    237,561     227,295      14,751     234,331     250,666      14,686     377,534     202,954      17,551

Financial
  Services     3,306,980   1,298,961      78,234   2,128,548   1,083,492      52,704   2,263,193     876,890      55,272

Gold           2,136,116     889,509      52,965   1,544,711     826,471      40,898   2,271,031     546,153      55,432

Health
  Sciences     7,016,028   2,584,098     172,697   4,221,937   1,991,219      99,730   3,612,598   1,722,908      85,291

Leisure        2,026,976   1,133,674      50,540   2,063,891   1,099,340      51,278   2,114,155     773,534      52,285

Technology     4,677,778   1,863,571     110,454   3,210,186   1,236,694      76,216   1,936,283     726,596      48,725

Utilities(2)   1,032,013     471,705      30,640     952,421     481,868      29,048   1,118,503     350,954      32,370
             -----------  ----------    --------  ----------  ----------    --------  ----------  ----------    --------

Totals       $21,247,231  $8,854,259    $536,556 $14,810,026  $7,274,232    $383,640 $14,134,522  $5,394,548    $365,750

(1) Includes amounts earned as credits by the Portfolios from security brokerage transactions under certain broker/service arrangements with third parties.

(2) These amounts do not reflect the voluntary expense limitations applicable to the Environmental Services and Utilities Portfolios described in the Portfolios' Prospectus.

      Officers and Directors of the Fund. The overall direction and supervision of the Fund is the responsibility of the board of directors, which has the primary duty of seeing that the Fund's general investment policies and programs of the Fund are carried out and that the Fund's Portfolios are properly administered. The officers of the Fund, all of whom are officers and employees of, and are paid by, INVESCO, are responsible for the day-to-day administration of the Fund. The investment adviser for each Portfolio has the primary responsibility for making investment decisions on behalf of that Portfolio. These investment decisions are reviewed by the investment committee of INVESCO.


     All of the officers and directors of the Fund hold comparable positions with INVESCO Diversified Funds, Inc., INVESCO Dynamics Fund, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Tax-Free Income Funds, Inc., and INVESCO Variable Investment Funds, Inc. All of the directors of the Fund also serve as trustees of INVESCO Value Trust. In addition, all of the directors of the Fund, with the exception of Dan Hesser, also are directors of INVESCO Advisor Funds, Inc. (formerly known as "The EBI Funds, Inc.") ^ and trustees of INVESCO Treasurer's Series Trust. All of the officers of the Fund also hold comparable positions with INVESCO Value Trust. Set forth below is information with respect to each of the Fund's officers and directors. Unless otherwise indicated, the address of the directors and officers is Post Office Box 173706, Denver, Colorado 80217-3706. Their affiliations represent their principal occupations during the past five years.

     CHARLES W. BRADY,*+ Chairman of the Board. Chief Executive Officer and Director of AMVESCO PLC, London, England, and of various subsidiaries thereof; Chairman of the Board of INVESCO Advisor Funds, Inc.^ and INVESCO Treasurer's Series Trust ^. Address: 1315 Peachtree Street, NE, Atlanta, Georgia. Born: May 11, 1935.

     FRED A. DEERING,+# Vice Chairman of the Board. Vice Chairman of INVESCO Advisor Funds, Inc. and INVESCO Treasurer's Series Trust. Trustee of The Global Health Sciences Fund. Formerly, Chairman of the Executive Committee and Chairman of the Board of Security Life of Denver Insurance Company, Denver, Colorado; former director of Midwestern United Life Insurance Company. Director of ING America Life Insurance Company^ and First ING Life Insurance Company ^ of New York. Address: Security Life Center, 1290 Broadway, Denver, Colorado. Born:
January 12, 1928.

     DAN J. HESSER,+* President and Director. Chairman of the Board, President, and Chief Executive Officer of INVESCO Funds Group, Inc.; President and Director of INVESCO Trust Company^; ^ President and Chief Operating Officer of The Global Health Sciences Fund and INVESCO Treasurer's Series Trust. Born: December 27, 1939.

     VICTOR L. ANDREWS,** Director. Professor Emeritus, Chairman Emeritus and Chairman of the CFO Roundtable of the Department of Finance at Georgia State University, Atlanta, Georgia; President, Andrews Financial Associates, Inc. (consulting firm); since October 1984, Director of the Center for the Study of Regulated Industry at Georgia State University; formerly, member of the faculties of the Harvard Business School and the Sloan School of Management of MIT. Dr. Andrews is also a director of the Southeastern Thrift and Bank Fund, Inc. and The Sheffield Funds, Inc. Address: 4625 Jettridge Drive, Atlanta, Georgia. Born: June 23, 1930.

     BOB R. BAKER,+** Director. President and Chief Executive Officer of AMC Cancer Research Center, Denver, Colorado, since January 1989; until mid-December 1988, Vice Chairman of the Board of First Columbia Financial Corporation (a financial institution), Englewood, Colorado. Formerly, Chairman of the Board and Chief Executive Officer of First Columbia Financial Corporation. Address: 1775 Sherman Street, #1000, Denver, Colorado. Born: August 7, 1936.

     LAWRENCE H. BUDNER,# Director. Trust Consultant; prior to June 30, 1987, Senior Vice President and Senior Trust Officer of InterFirst Bank, Dallas, Texas. Address: 7608 Glen Albens Circle, Dallas, Texas. Born: July 25, 1930.

     DANIEL D. CHABRIS,+# Director. Financial Consultant; Assistant Treasurer of Colt Industries Inc., New York, New York, from 1966 to 1988. Address: 15 Sterling Road, Armonk, New York. Born: August 1, 1923.


     KENNETH T. KING,+** Director. Formerly, Chairman of the Board of The Capitol Life Insurance Company, Providence Washington Insurance Company, and Director of numerous subsidiaries thereof in the U.S. Formerly, Chairman of the Board of The Providence Capitol Companies in the United Kingdom and Guernsey. Chairman of the Board of the Board of the Symbion Corporation (a high technology company) until 1987. Address: 4080 North Circulo Manzanillo, Tucson, Arizona.
Born: November 16, 1925.


     JOHN W. MCINTYRE,# Director. Retired. Formerly, Vice Chairman of the Board of Directors of the Citizens and Southern Corporation and Chairman of the Board and Chief Executive Officer of the Citizens and Southern Georgia Corporation and Citizens and Southern National Bank. Director of Golden Poultry Co., Inc. Trustee of The Global Health Sciences Fund and Gables Residential Trust.
Address:  Seven  Piedmont  Center,  Suite 100,  Atlanta,  Georgia  30305.  Born:
September 14, 1930.

     GLEN A. PAYNE, Secretary. Senior Vice President (since 1995), General Counsel and Secretary of INVESCO Funds Group, Inc. and INVESCO Trust Company; Vice President (May 1989 to April 1995) of INVESCO Funds Group, Inc. and INVESCO Trust Company. Formerly, employee of a U.S. regulatory agency, Washington, D.C., (June 1973 through May 1989). Born: September 25, 1947.

     RONALD L. GROOMS, Treasurer. Senior Vice President and Treasurer of INVESCO Funds Group, Inc. and INVESCO Trust Company since January 1988. Born: October 1, 1946.

     WILLIAM J. GALVIN, JR., Assistant Secretary. Senior Vice President of INVESCO Funds Group, Inc. and Trust Officer of INVESCO Trust Company since July 1995 and formerly (August 1992 to July 1995) Vice President of INVESCO Funds Group, Inc. and trust officer of INVESCO Trust Company. Formerly, Vice President of 440 Financial Group from June 1990 to August 1992; Assistant Vice President of Putnam Companies from November 1986 to June 1990. Born: August 21, 1956.

     ALAN I. WATSON, Assistant Secretary. Vice President of INVESCO Funds Group, Inc. and Trust Officer of INVESCO Trust Company. Born: September 14, 1941.

     JUDY P. WIESE, Assistant Treasurer. Vice President of INVESCO Funds Group, Inc. and Trust Officer of INVESCO Trust Company. Born: February 3, 1948.

      #Member of the audit committee of the Fund.

      +Member of the executive committee of the Fund. On occasion, the executive committee acts upon the current and ordinary business of the Fund between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Fund. All decisions are subsequently submitted for ratification by the board of directors.

      *These   directors   are   "interested   persons"   of   the   Fund   as
defined in the 1940 Act.

      **Member of the management liaison committee of the Fund.

      As of December 20, 1996, officers and directors of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of the Fund and of each Portfolio of the Fund.

Director Compensation

      The following table sets forth, for the fiscal year ended October 31, 1996: the compensation paid by the Fund to its eight independent directors for services rendered in their capacities as directors of the Fund; the benefits accrued as Fund expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Fund. In addition, the table sets forth the total compensation paid by all of the mutual funds distributed by INVESCO Funds Group, Inc. (including the Fund), INVESCO Advisor Funds, Inc., INVESCO Treasurer's Series Trust, and The Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors for services rendered in their capacities as directors or trustees during the year ended December 31, 1996. As of December 31, 1996, there were 49 funds in the INVESCO Complex.

                                                                         Total
                                                                     Compensa-
                                        Benefits      Estimated      tion From
                        Aggregate     Accrued As         Annual        INVESCO
                        Compensa-        Part of       Benefits        Complex
                        tion From           Fund           Upon        Paid To
                          Fund(1)    Expenses(2)  Retirement(3)   Directors(1)

Fred A.Deering,           $15,392         $4,536         $3,775        $98,850
Vice Chairman of
  the Board

Victor L. Andrews          14,147          3,995          4,162         84,350

Bob R. Baker               14,418          4,119          5,577         84,850

Lawrence H. Budner         13,767          4,286          4,162         80,350

Daniel D. Chabris          14,492          4,891          2,958         84,850

A. D. Frazier, Jr.(4)      13,476              0              0         81,500

Kenneth T. King            14,262          4,710          3,424         71,350

John W. McIntyre           13,550              0              0         90,350

Total                    $113,504        $26,537        $24,058       $676,450

% of Net Assets        0.0035%(5)     0.0008%(5)                    0.0044%(7)


      (1)The vice chairman of the board, the chairmen of the audit, management liaison and compensation committees, and the members of the executive and valuation committees each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors.

      (2)Represents estimated benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.

      (3)These figures represent the Fund's share of the estimated annual benefits payable by the INVESCO Complex (excluding The Global Health Sciences Fund, which does not participate in any retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of Messrs. Frazier and McIntyre, each of these directors has served as a director/trustee of one or more of the funds in the INVESCO Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.

     (4)Effective November 1, 1996, Mr. Frazier was employed by AMVESCO PLC, a company affiliated with INVESCO. Because it was possible that Mr. Frazier would be employed with ^ AMVESCO ^ PLC effective May 1, 1996, he was deemed to be an "interested person" of the Fund and of the other funds in the INVESCO Complex. Effective November 1, 1996, Mr. Frazier ^ ceased to receive any director's fees or other compensation from the Company or other funds in the INVESCO Complex for his services as a director. Effective February 28, 1997, Mr. Frazier resigned as a director of the Funds.


     (5)Totals  as a  percentage  of  the  Fund's  net  assets  as  of  October
31, 1996.

     (6)Total   as  a   percentage   of  the   net   assets   of  the   INVESCO
Complex as of December 31, 1995.

     Messrs. Brady and Hesser as "interested persons" of the Fund and the other funds in the INVESCO Complex, receive compensation as officers or employees of INVESCO or its affiliated companies, and do not receive any director's fees or other compensation from the Fund or the other funds in the INVESCO Complex for their service as directors.


      The boards of directors/trustees of the mutual funds managed by INVESCO, INVESCO Advisor Funds, Inc. and INVESCO Treasurer's Series Trust have adopted a Defined Benefit Deferred Compensation Plan for the non-interested directors and trustees of the funds. Under this plan, each director or trustee who is not an interested person of the funds (as defined in the 1940 Act) and who has served for at least five years (a "qualified director") is entitled to receive, upon retiring from the boards at the mandatory retirement age of 72 (or the retirement age of 73 to 74, if the retirement date is extended by the boards for one or two years but less than three years), continuation of payments for one year (the "first year retirement benefit") of the annual basic retainer payable by the funds to the qualified director at the time of his retirement (the "basic retainer"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of a director whose retirement has been extended by the board for three years, a qualified director shall receive quarterly payments at an annual rate equal to ^ 40% of the basic retainer. These payments will continue for the remainder of the qualified director's life or ten years, whichever is longer (the "reduced retainer payments"). If a qualified director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the first year retirement benefit and the reduced retainer payments will be made to him or to his beneficiary or estate. If a qualified director becomes disabled or dies either prior to age 72 or during his 74th year while still a director of the funds, the director will not be entitled to receive the first year retirement benefit; however, the reduced retainer payments will be made to his beneficiary or estate. The plan is administered by a committee of three directors who are also participants in the plan and one director who is not a plan participant. The cost of the plan will be allocated among the INVESCO, INVESCO Advisor Funds, Inc. and Treasurer's Series funds in a manner determined to be fair and equitable by the committee. The Fund is not making any payments to directors under the plan as of the date of this Statement of Additional Information. The Fund has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.


      The Fund has an audit committee which is comprised of four of the directors who are not interested persons of the Fund. The committee meets periodically with the Fund's independent accountants and officers to review accounting principles used by the Fund, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

     The Fund also has a management liaison committee which meets quarterly with various management personnel of INVESCO in order (a) to facilitate better understanding of management and operations of the Fund, and (b) to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision.

HOW SHARES CAN BE PURCHASED

      The shares of each Portfolio are sold on a continuous basis at the net asset value per share of the Portfolio next calculated after receipt of a purchase order in good form. The net asset value per share for each Portfolio is computed separately for each Portfolio and is determined once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange, but may also be computed at other times. See "How Shares Are Valued." INVESCO acts as the Fund's Distributor under a distribution agreement with the Fund under which it receives no compensation and bears all expenses, including the costs of printing and distribution of prospectuses incident to direct sales and distribution of Fund shares on a no-load basis.

HOW SHARES ARE VALUED

      As described in the section of each Portfolio's Prospectus entitled "Fund Price And Performance," the net asset value of shares of each Portfolio of the Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (generally 4:00 p.m., New York time) and applies to purchase and redemption orders received prior to that time. Net asset value per share is also computed on any other day on which there is a sufficient degree of trading in the securities held by a Portfolio that the current net asset value per share might be materially affected by changes in the value of the securities held, but only if on such day the Fund receives a request to purchase or redeem shares of that Portfolio. Net asset value per share is not calculated on days the New York Stock Exchange is closed, such as federal holidays including New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

      The net asset value per share of each Portfolio is calculated by dividing the value of all securities held by that Portfolio and its other assets
(including  dividends  and  interest  accrued  but  not  collected),   less  the

Portfolio's liabilities (including accrued expenses) by the number of outstanding shares of that Portfolio. Securities traded on national securities exchanges, the NASDAQ National Market System, the NASDAQ Small Cap Market and foreign markets are valued at their last sale prices on the exchanges or markets where such securities are primarily traded. Securities traded in the over-the-counter market for which last sales prices are not available, and listed securities for which no sales are reported on a particular date, are valued at their highest closing bid prices (or, for debt securities, yield equivalents thereof) obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities will be valued at their fair values as determined in good faith by the Fund's board of directors or pursuant to procedures adopted by authority of the board of directors. The above procedures may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional-size trading units of debt securities. Prior to utilizing a pricing service, the Fund's board of directors reviews the methods used by such service to assure itself that securities will be valued at their fair values. The Fund's board of directors also periodically monitors the methods used by such pricing services. Debt securities with remaining maturities of 60 days or less at the time of purchase are normally valued at amortized cost.

      The values of securities held by the Portfolios and other assets used in computing net asset value generally are determined as of the time regular trading in such securities or assets is completed each day. Because regular trading in most foreign securities markets is completed simultaneously with, or prior to, the close of regular trading on the New York Stock Exchange, closing prices for foreign securities usually are available for purposes of computing the Portfolios' net asset value. However, in the event that the closing price of a foreign security is not available in time to calculate a Portfolio's net asset value on a particular day, the Fund's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the spot rate of such currencies against U.S. dollars provided by an approved pricing service.

FUND PERFORMANCE

      As discussed in the section of each Portfolio's Prospectus entitled "Fund Price And Performance," the Fund advertises the total return performance of the Portfolios, as well as the yield of the Utilities Portfolio. Average annual total return performance for each Portfolio for the indicated periods ended October 31, 1996, was as follows:

                                                               10 Years/
                                                               Life of
Portfolio                          1 Year        5 Years       Portfolio
---------                          ------        -------       ---------

Energy                              49.33%          6.51%          7.95%
Environmental Services              25.58%          2.98%          4.58%(1)
Financial Services                  31.48%         19.40%         18.32%
Gold                                53.55%         13.45%          5.04%
Health Sciences                     17.99%          8.30%         20.13%
Leisure                             10.66%         16.29%         16.30%
Technology                          19.98%         21.72%         20.53%
Utilities                           17.18%         12.42%         10.53%

-----------------

      (1) The Environmental Services Portfolio did not commence operations until January 2, 1991. The total return of Environmental Services for the 70-month period from January 2, 1991 (date of inception) through October 31, 1996 was 4.58%.

      Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                              P(1 + T)n = ERV

where:      P = initial payment of $1000
            T = average annual total return
            n = number of years
            ERV = ending redeemable value of initial payment

      The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period and Portfolio indicated.

      The yield of the Utilities Portfolio for the month ended October 31, 1996, was 2.92%. This yield was computed by dividing the net investment income per share earned during the period as calculated according to a prescribed formula by the net asset value per share on October 31, 1996. Because dividends received on the common stocks held by the Utilities Portfolio are generally paid near the end of calendar quarters and are accounted for on ex- dividend dates, such dividend income is recognized, for purposes of yield calculations, on an annualized basis.

      In conjunction with performance reports and/or analyses for the Portfolios, comparative data between a Portfolio's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, Standard & Poor's, Lipper Analytical Services, Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company,

Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Funds. These sources utilize information compiled (i) internally; (ii) by Lipper Analytical Services, Inc.; or (iii) by other recognized analytical services. The Lipper Analytical Services, Inc. mutual fund rankings and comparisons which may be used by the Portfolios in performance reports will be drawn from the mutual fund groupings listed in each Portfolio's prospectus, in addition to the broad-based Lipper general fund groupings. Sources for Portfolio performance information and articles about the Portfolios include, but are not limited to, the following:

      American Association of Individual Investors' Journal
      Banxquote
      Barron's
      Business Week
      CDA Investment Technologies
      CNBC
      CNN
      Consumer Digest
      Financial Times
      Financial World
      Forbes
      Fortune
      Ibbotson Associates, Inc.
      Institutional Investor
      Investment Company Data, Inc.
      Investor's Business Daily
      Kiplinger's Personal Finance
      Lipper Analytical Services, Inc.'s Mutual Fund Performance
        Analysis
      Money
      Morningstar
      Mutual Fund Forecaster
      No-Load Analyst
      No-Load Fund X
      Personal Investor
      Smart Money
      The New York Times
      The No-Load Fund Investor
      U.S. News and World Report
      United Mutual Fund Selector
      USA Today
      Wall Street Journal
      Wiesenberger Investment Companies Services
      Working Woman
      Worth

SERVICES PROVIDED BY THE FUND

      Periodic Withdrawal Plan. As described in the section of each Portfolio's Prospectus entitled "How To Sell Shares," the Fund offers a Periodic Withdrawal Plan. All dividends and distributions on shares owned by shareholders participating in this Plan are reinvested in additional shares. Because withdrawal payments represent the proceeds from sales of shares, the amount of shareholders' investments in the Fund will be reduced to the extent that withdrawal payments exceed dividends and other distributions paid and reinvested. Any gain or loss on such redemptions must be reported for tax purposes. In each case, shares will be redeemed at the close of business on or about the 20th day of each month preceding payment and payments will be mailed within five business days thereafter.

      The Periodic Withdrawal Plan involves the use of principal and is not a guaranteed annuity. Payments under such a Plan do not represent income or a return on investment.

      A Periodic Withdrawal Plan may be terminated at any time by sending a written request to INVESCO. Upon termination, all future dividends and capital gain distributions will be reinvested in additional shares unless a shareholder requests otherwise.

      Exchange Privilege. As discussed in the section of each Portfolio's Prospectus entitled "How To Buy Shares -- Exchange Privilege," the Fund offers shareholders the privilege of exchanging shares of any Portfolio of the Fund for shares of any other Portfolio and of exchanging shares of the Fund for shares of certain other no-load mutual funds advised by INVESCO. Exchange requests may be made either by telephone or by written request to INVESCO Funds Group, Inc., using the telephone number or address on the cover of this Statement of Additional Information. Exchanges made by telephone must be in an amount of at least $250 if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a NEW account must meet the fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the fund's applicable minimum subsequent investment requirements. Any gain or loss realized on such an exchange is recognized for federal income tax purposes. This privilege is not an option or right to purchase securities but is a revocable privilege permitted under the present policies of each of the funds and is not available in any state or other jurisdiction where the shares of the mutual fund into which transfer is to be made are not qualified for sale or when the net asset value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus.

TAX-DEFERRED RETIREMENT PLANS

      As described in the section of each Portfolio's Prospectus entitled "Fund Services," shares of the Fund may be purchased as the investment medium for various tax-deferred retirement plans. Persons who request information regarding these plans from INVESCO will be provided with prototype documents and other supporting information regarding the type of plan requested. Each of these plans involves a long-term commitment of assets and is subject to possible regulatory penalties for excess contributions, premature distributions or for insufficient distributions after age 70-1/2. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.

HOW TO REDEEM SHARES

      Normally, payments for shares redeemed will be mailed within seven (7) days following receipt of the required documents as described in the section of each Portfolio's Prospectus entitled "How To Sell Shares." The right of redemption may be suspended and payment postponed when: (a) the New York Stock Exchange is closed for other than customary weekends and holidays; (b) trading on that exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) the Securities and Exchange Commission (the "SEC") by order so permits.

      It is possible that in the future conditions may exist which would, in the opinion of the Fund's investment adviser, make it undesirable for a Portfolio to pay for redeemed shares in cash. In such cases, the investment adviser may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund is obligated under the 1940 Act to redeem for cash all shares of a Portfolio presented for redemption by any one shareholder having a value up to $250,000 (or 1% of the Portfolio's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the investment adviser based on what is in the best interests of the Portfolio and its shareholders, and are valued at the value assigned to them in computing the Portfolio's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

      The Fund intends to continue to conduct its business and satisfy the applicable diversification of assets and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund so qualified in the fiscal year ended October 31, 1996, and intends to continue to qualify during its current fiscal year. As a result, it is anticipated that the Fund will pay no federal income or excise taxes and will be accorded conduit or "pass through" treatment for federal income tax purposes.

      Dividends paid by the Fund from net investment income as well as distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions are, for federal income tax purposes, taxable as ordinary income to shareholders. After the end of each calendar year, the Fund sends shareholders information regarding the amount and character of dividends paid in the year, information on foreign source income and foreign taxes, and the dividends eligible for the dividends-received deduction for corporations. Such amounts will be limited to the aggregate amount of qualifying dividends which the Fund derives from its portfolio investments.

      Distributions by the Fund of net capital gains (the excess of net long-term capital gain over net short-term capital loss) are, for federal income tax purposes, taxable to the shareholder as long-term capital gains regardless of how long a shareholder has held shares of the Fund. Such distributions are identified as such and are not eligible for the dividends-received deduction.

      All dividends and other distributions are regarded as taxable to the investor, whether or not such dividends and distributions are reinvested in additional shares. If the net asset value of Fund shares should be reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. The net asset value of each Portfolio's shares reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. If shares are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution, which would reduce any gain (or increase any loss) for tax purposes on any subsequent redemption of shares.

      INVESCO may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares.
The cost basis information provided by INVESCO will be computed using the single-category average cost method, although neither INVESCO nor the Fund recommends any particular method of determining cost basis. Other methods may result in different tax consequences. If a shareholder has reported gains or losses for a Portfolio in past years, the shareholder must continue to use the method previously used, unless the shareholder applies to the IRS for permission to change methods.

      If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

      Each Portfolio will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      Dividends and interest received by each Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Portfolio's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Each Portfolio will report to its shareholders shortly after each taxable year their respective shares of the Portfolio's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

      The Portfolios may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive, or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

      Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Portfolio accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Portfolio's investment company taxable income to be distributed to its shareholders.

      Shareholders should consult their own tax advisers regarding specific questions as to federal, state and local taxes. Dividends and capital gain distributions will generally be subject to applicable state and local taxes. Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, for income tax purposes does not entail government supervision of management or investment policies.

INVESTMENT PRACTICES

      Portfolio Turnover. There are no fixed limitations regarding portfolio turnover for any of the Fund's Portfolios. Brokerage costs to the Fund are commensurate with the rate of portfolio activity. Portfolio turnover rates for the fiscal years ended October 31, 1996, 1995 and 1994, were as follows:

      Portfolio                             1996        1995        1994
      ---------                             ----        ----        ----

      Energy                                392%        300%        123%
      Environmental Services                142         195         211
      Financial Services                    141         171          88
      Gold                                  155          72          97
      Health Sciences                        90         107          80
      Leisure                                56         119         116
      Technology                            168         191         145
      Utilities                             141         185         180

      In computing the portfolio turnover rate, all investments with maturities or expiration dates at the time of acquisition of one year or less are excluded. Subject to this exclusion, the turnover rate is calculated by dividing (A) the lesser of purchases or sales of portfolio securities for the fiscal year by (B) the monthly average of the value of portfolio securities owned by the Portfolio during the fiscal year.

      The portfolio turnover rate of the Energy Portfolio increased in fiscal 1995 over fiscal 1994 primarily as a result of a restructuring of the Portfolio that occurred during that year. The portfolio turnover rate of the Financial

Services Portfolio increased in fiscal 1995 over fiscal 1994 primarily as a result of a significant increase in the size of the Portfolio.

      Placement of Portfolio Brokerage. Either INVESCO, as the Fund's investment adviser, or INVESCO Trust, as the Fund's sub-adviser, places orders for the purchase and sale of securities with brokers and dealers based upon INVESCO's or INVESCO Trust's evaluation of their financial responsibility, subject to their ability to effect transactions at the best available prices. INVESCO or INVESCO Trust evaluates the overall reasonableness of brokerage commissions paid by reviewing the quality of executions obtained on portfolio transactions of each applicable Portfolio, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. In seeking to ensure that the commissions charged the Portfolios are consistent with prevailing and reasonable commissions, INVESCO or INVESCO Trust also endeavor to monitor brokerage industry practices with regard to the commissions charged by brokers and dealers on transactions effected for other comparable institutional investors. While INVESCO or INVESCO Trust seek reasonably competitive rates, the Portfolios do not necessarily pay the lowest commission or spread available.

      Consistent with the standard of seeking to obtain the best execution on portfolio transactions, INVESCO or INVESCO Trust may select brokers that provide research services to effect such transactions. Research services consist of statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to INVESCO or INVESCO Trust in making informed investment decisions. Research services prepared and furnished by brokers through which the Portfolios effect securities transactions may be used by INVESCO or INVESCO Trust in servicing all of their respective accounts and not all such services may be used by INVESCO or INVESCO Trust in connection with the Fund's Portfolios.

      In recognition of the value of the above-described brokerage and research services provided by certain brokers, INVESCO or INVESCO Trust, consistent with the standard of seeking to obtain the best execution on portfolio transactions, may place orders with such brokers for the execution of transactions for the Fund's Portfolios on which the commissions are in excess of those which other brokers might have charged for effecting the same transactions.

      Portfolio transactions may be effected through qualified broker-dealers who recommend the Portfolios to their clients or who act as agent in the purchase of any of the Portfolios' shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, the Fund's adviser may consider the sale of Portfolio shares by a broker or dealer in selecting among qualified broker-dealers.

      Certain financial institutions (including brokers who may sell shares of the Fund, or affiliates of such brokers) are paid a fee (the "Services Fee") for recordkeeping, shareholder communications and other services provided by the financial institution or such affiliates to investors purchasing shares of the Funds through no transaction fee programs ("NTF Programs") offered by the financial institution or its affiliated broker (an "NTF Program Sponsor"). The Services Fee is based on the average daily value of the investments in each Fund made in the name of such NTF Program Sponsor and held in omnibus accounts maintained on behalf of investors participating in the NTF Program. The Fund's directors have authorized the Fund to pay transfer agency fees to INVESCO based on the number of investors who have beneficial interests in the NTF Program Sponsor's omnibus accounts in the Fund. INVESCO, in turn, pays these transfer agency fees to the NTF Program Sponsor as a sub-transfer agency or recordkeeping fee in payment of all or a portion of the Services Fee. In the event that the sub-transfer agency or recordkeeping fee is insufficient to pay all of the Services Fee with respect to these NTF Programs, INVESCO itself pays the portion of the Fund's Services Fee, if any, that exceeds the sum of the sub-transfer agency or recordkeeping fee. The Fund's directors have further authorized INVESCO to place a portion of the Fund's brokerage transactions with certain NTF Program Sponsors or their affiliated brokers, if INVESCO reasonably believes that, in effecting the Fund's transactions in portfolio securities, the broker is able to provide the best execution of orders at the most favorable prices. A portion of the commissions earned by such a broker from executing portfolio transactions on behalf of the Fund may be credited by the NTF Program Sponsor against its Services Fee. Such credit shall be applied against any sub-transfer agency or recordkeeping fee payable with respect to the Fund on a basis which has resulted from negotiations between INVESCO and the NTF Program Sponsor. Thus, the Fund pays sub- transfer agency or recordkeeping fees to the NTF Program Sponsor in payment of the Services Fee only to the extent that such fees are not offset by the Fund's credits. In the event that the transfer agency fee paid by the Fund to INVESCO with respect to investors who have beneficial interests in a particular NTF Program Sponsor's omnibus accounts in the Fund exceeds the Services Fee applicable to the Fund, after application of credits, INVESCO may carry forward the excess and apply it to future Services Fees payable to that NTF Program Sponsor with respect to the Fund. The amount of excess transfer agency fees carried forward will be reviewed for possible adjustment by INVESCO prior to each fiscal year-end of the Fund.

      The aggregate dollar amounts of brokerage commissions paid by the Fund for the fiscal years ended October 31, 1996, 1995 and 1994 were $17,056,949, $14,162,585 and $11,837,141, respectively. On a Portfolio basis the aggregate amount of brokerage commissions paid in fiscal 1996 breaks down as follows:
Energy, $1,939,241; Environmental Services, $427,834; Financial Services, $2,169,216; Gold, $3,182,937; Health Sciences, $3,221,908; Leisure, $1,066,529;
Technology, $4,119,351; and Utilities, $929,933. For the year ended October 31,

1996,   brokers  providing   research   services  received   $5,016,507  in
commissions on portfolio transactions effected for the Fund. The aggregate dollar amount of such portfolio transactions was $2,457,675,636. On a Portfolio basis this figure breaks down as follows: Energy, $368,028,205; Environmental Services, $18,839,491; Gold, $552,035,208; Health Sciences, $327,572,968;
Financial Services, $637,585,285; Leisure, $65,735,194; Technology, $339,907,072; and Utilities $147,972,213. The Fund paid $2,163,192 in compensation to brokers for the sale of shares of the Fund during the fiscal year ended October 31, 1996.

      At October 31, 1996 the Fund's Portfolios held securities of their regular brokers or dealers, or their parents, as follows:

                                                                     Value of
                                                                   Securities
Portfolio               Broker or Dealer                          at 10/31/96
---------               ----------------                          -----------

ENERGY FUND             State Street Bank & Trust                 $25,280,000
                          Company

ENVIRONMENTAL           None
SERVICES FUND

FINANCIAL SERVICES      Associates Corporation of                 $21,630,000
FUND                      North America

                        State Street Boston                        $6,337,500
                          Corporation

GOLD FUND               Associates Corporation of                 $10,275,000
                          North America

                        Merrill Lynch & Company, Inc.              $2,098,768

HEALTH SCIENCES         General Electric Company                  $39,951,000
FUND
                        General Motors Acceptance                 $33,511,000
                          Corporation

LEISURE FUND            Associates Corporation of                 $12,620,000
                          North America

TECHNOLOGY FUND         American Express Credit                   $17,457,000
                          Corporation

                        Chevron Oil Finance Company               $37,554,000
                        Ford Motor Credit Company                 $24,230,000
                        General Motors Acceptance                 $28,760,000
                          Corporation

UTILITIES FUND          State Street Bank & Trust                 $14,260,000
                          Company

      Neither INVESCO nor INVESCO Trust receives any brokerage commissions on portfolio transactions effected on behalf of the Fund, and there is no affiliation between INVESCO, INVESCO Trust or any person affiliated with INVESCO, INVESCO Trust or the Fund and any broker or dealer that executes transactions for the Fund.

ADDITIONAL INFORMATION

      Common Stock. The Fund has one billion authorized shares of common stock with a par value of $0.01 per share. Of the Fund's authorized shares, 100,000,000 shares have been allocated to each of the Fund's eight Portfolios. As of October 31, 1996, shares outstanding for each Portfolio were as follows:

      Portfolio                                 Shares Outstanding
      ---------                                 ------------------

      Energy                                            15,716,738
      Environmental Services                             2,643,091
      Financial Services                                23,658,772
      Gold                                              34,730,165
      Health Sciences                                   16,904,277
      Leisure                                           11,021,164
      Technology                                        23,064,698
      Utilities                                         12,715,877

      The board of directors has the authority to designate additional classes of Common Stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.

      Shares of each class represent the interests of the shareholders of such class in a particular portfolio of investments of the Fund. Each class of the Fund's shares is preferred over all other classes in respect of the assets specifically allocated to that class, and all income, earnings, profits and proceeds from such assets, subject only to the rights of creditors, are allocated to shares of that class. The assets of each class are segregated on the books of account and are charged with the liabilities of that class and with a share of the Fund's general liabilities. The board of directors determines those assets and liabilities deemed to be general assets or liabilities of the Fund, and these items are allocated among classes in proportion to the relative total assets of each class. In the unlikely event that a liability allocable to one class exceeds the assets belonging to the class, all or a portion of such liability may have to be borne by the holders of shares of the Fund's other classes.

      All shares, regardless of class, have equal voting rights. Voting with respect to certain matters, such as ratification of independent accountants or election of directors, will be by all classes of the Fund. When not all classes are affected by a matter to be voted upon, such as approval of an investment advisory contract or changes in a Portfolio's investment policies, only shareholders of the class affected by the matter may be entitled to vote. Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. After they have been elected by shareholders, the directors will continue to serve until their successors are elected and have qualified or they are removed from office, in either case by a shareholder vote, or until death, resignation, or retirement. Directors may appoint their own successors, provided that always at least a majority of the directors have been elected by the Fund's shareholders. It is the intention of the Fund not to hold annual meetings of shareholders. The directors will call annual or special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Fund's Articles of Incorporation, or at their discretion.

      Principal Shareholders. As of December 1, 1996, the following entities held more than 5% of the Fund's and each Portfolio's outstanding equity securities.

                                     Amount and Nature       Class and Percent
Name and Address                          of Ownership                of Class
----------------                     -----------------       -----------------

Energy Portfolio

Charles Schwab & Co. Inc.               6,619,899.9450                 38.553%
Special Custody Acct. For
The Exclusive Benefit
of Customers
101 Montgomery St.
San Francisco, CA 94104

National Financial                      1,740,266.5080                 10.135%
Services Corp.
The Exclusive Benefit
of Customers
One World Financial Center
200 Liberty St., 5th Floor
New York, NY 10281

Gold Portfolio

Charles Schwab & Co. Inc.              13,461,820.0060                 40.133%
Special Custody Acct. For
The Exclusive Benefit
of Customers
101 Montgomery St.
San Francisco, CA 94104

Health Sciences Portfolio

Charles Schwab & Co. Inc.               4,283,586.0020                 26.253%
Special Custody Acct. For
The Exclusive Benefit
of Customers
101 Montgomery St.
San Francisco, CA 94104

Leisure Portfolio

Charles Schwab & Co. Inc.               2,985,269.9770                 28.007%
Special Custody Acct. For
The Exclusive Benefit
of Customers
101 Montgomery St.
San Francisco, CA 94104

Technology Portfolio

Charles Schwab & Co. Inc.               7,807,549.9890                 32.708%
Special Custody Acct. For
The Exclusive Benefit
of Customers
101 Montgomery St.
San Francisco, CA 94104

Financial Services Portfolio

Charles Schwab & Co. Inc.               7,979,168.9060                 27.988%
Special Custody Acct. For
The Exclusive Benefit
of Customers
101 Montgomery St.
San Francisco, CA 94104

Donaldson Lufkin & Jenrette             1,682,810.6890                  5.903%
Securities Corp.
Mutual Funds, 5th Floor
P.O. Box 2052
Jersey City, NJ 07303

National Finance Services               1,453,770.9380                  5.099%
Corp.
The Exclusive Benefit
of Customers
One World Financial Center
200 Liberty St., 5th Floor
New York, NY 10281

Utilities Portfolio

Charles Schwab & Co. Inc.               4,825,028.9810                 38.725%
Special Custody Acct. For
The Exclusive Benefit
of Customers
101 Montgomery St.
San Francisco, CA 94104

Environmental Services Portfolio

Charles Schwab & Co. Inc.                 663,630.1930                 26.429%
Special Custody Acct. For
The Exclusive Benefit
of Customers
101 Montgomery St.
San Francisco, CA 94104

     Independent Accountants. Price Waterhouse LLP, 950 Seventeenth Street, Denver, Colorado, has been selected as the independent accountants of the Fund. The independent accountants are responsible for auditing the financial statements of the Fund.

      Custodian. State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, has been designated as custodian of the cash and investment securities of the Fund. The bank is also responsible for, among other things, receipt and delivery of the Fund's investment securities in accordance with procedures and conditions specified in the custody agreement. Under its contract with the Fund, the custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

     Transfer Agent. INVESCO, 7800 E. Union Avenue, Denver, Colorado 80237, acts as registrar, dividend disbursing agent and transfer agent for the Fund pursuant to the Transfer Agency Agreement described in "The Fund and Its Management."

Such services include the issuance, cancellation and transfer of shares of the Fund, and the maintenance of records regarding the ownership of such shares.

      Reports to Shareholders. The Fund's fiscal year ends on October 31. The Fund distributes reports at least semiannually to its shareholders. Financial statements regarding the Fund, audited by the independent accountants, are sent to shareholders annually.

     Legal Counsel. The firm of Kirkpatrick & Lockhart, Washington, D.C. is legal counsel for the Fund. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell, Denver, Colorado, acts as special counsel for the Fund.

      Financial Statements. The Fund's audited financial statements and the notes thereto for the fiscal year ended October 31, 1996, and the report of Price Waterhouse LLP with respect to such financial statements, are incorporated herein by reference from the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1996.

      Prospectus. The Fund will furnish, without charge, a copy of the Prospectus upon request. Such requests should be made to the Fund at the mailing address or telephone number set forth on the first page of this Statement of Additional Information.

     Registration Statement. This Statement of Additional Information and the Prospectuses do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.